COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Subject to Revision
Term Sheet dated February 28, 2005

$1,000,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2005-B
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2005-B (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This term sheet (the "Term Sheet") contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

RBS GREENWICH CAPITAL
BANC OF AMERICA SECURITIES LLC
CITIGROUP
CREDIT SUISSE FIRST BOSTON

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date (4)	Expected Ratings
								S&P	Moody's	Fitch
AF-1	$67,500,000	I	Fixed	Sen-Seq	1.00 / 1.00	1-23 / 1-23	August 2021	AAA	Aaa	AAA
AF-2	$16,000,000	I	Fixed	Sen-Seq	2.20 / 2.20	23-30 / 23-30	August 2024	AAA	Aaa	AAA
AF-3	$16,550,000	I	Fixed	Sen-Seq	3.00 / 3.00	30-51 / 30-51	June 2027	AAA	Aaa	AAA
AF-4	$37,500,000	I	Fixed	Sen-Seq	5.00 / 5.00	51-80 / 51-81	March 2033	AAA	Aaa	AAA
AF-5	$20,370,000	I	Fixed	Sen-Seq	6.67 / 10.54	80-80 / 81-183	March 2035	AAA	Aaa	AAA
AF-6	$16,000,000	I	Fixed	Sen-NAS	6.03 / 6.76	50-80 / 50-181	March 2035	AAA	Aaa	AAA
AV-1(5)	$100,000,000	II	Floating	Sen-PT	1.88 / 1.97	1-80 / 1-159	November 2034	AAA	Aaa	AAA
AV-2(5)	$323,500,000	III	Floating	Sen-Seq	1.00 / 1.00	1-22 / 1-22	February 2027	AAA	Aaa	AAA
AV-3(5)	$219,800,000	III	Floating	Sen-Seq	3.00 / 3.07	22-80 / 22-109	March 2035	AAA	Aaa	AAA
AV-4(5)	$9,280,000	III	Floating	Sen-Seq	6.67 / 11.07	80-80 / 109-165	March 2035	AAA	Aaa	AAA
M-1	$35,000,000	I, II & III	Floating	Mez	4.86 / 5.36	46-80 / 46-153	March 2035	AA+	Aa1	AA+
M-2	$33,000,000	I, II & III	Floating	Mez	4.73 / 5.22	43-80 / 43-147	March 2035	AA	Aa2	AA
M-3	$20,500,000	I, II & III	Floating	Mez	4.66 / 5.13	42-80 / 42-140	March 2035	AA-	Aa3	AA-
M-4	$18,500,000	I, II & III	Floating	Mez	4.62 / 5.07	41-80 / 41-134	March 2035	A+	A1	A+
M-5	$16,000,000	I, II & III	Floating	Mez	4.59 / 5.01	40-80 / 40-128	March 2035	A	A2	A
M-6	$18,000,000	I, II & III	Floating	Mez	4.56 / 4.95	39-80 / 39-122	March 2035	A-	A3	A-
M-7	$15,000,000	I, II & III	Floating	Mez	4.54 / 4.88	38-80 / 38-114	March 2035	BBB+	Baa1	BBB+
B	$17,500,000	I, II & III	Floating	Sub	4.52 / 4.76	38-80 / 38-105	March 2035	BBB	Baa2	BBB

(1)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap. The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50%, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The margin on the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates will increase to an amount equal to 2x the original margin, and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates will increase to an amount equal to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See "PREPAYMENT PRICING SPEED" below.

(4)

With respect to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Fixed Rate Mortgage PPC.  With respect to the Class AV-1 and Class AV-2 Certificates, the Final Scheduled Distribution Date for each such class was determined to be the date on which the principal balance of such class would be reduced to zero assuming the Prepayment Pricing Speed of 0% Adjustable Rate Mortgage PPC.  With respect to the Class AF-5, Class AF-6, Class AV-3, Class AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, the Final Scheduled Distribution Date for each such class was determined to be one month after the scheduled maturity date of the latest maturing loan in the related Home Equity Loan Group.

(5)

In connection with finalizing the structure of the transaction, the Class AV-1 Certificates may be combined with the Class AV-2, Class AV-3 and Class AV-4 Certificates so that all such classes are backed primarily by a single Home Equity Loan Group (consisting of the Group II and Group III Home Equity Loans) and receive principal on a sequential basis within that group of certificates, as described in the prospectus supplement.  References to the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates in this Term Sheet also refer to any such single certificate and loan group.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% Fixed Rate Mortgage PPC

100% Fixed Rate Mortgage PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month 12, and remain at 20% CPR thereafter.

Group II and Group III Home Equity Loans:

100% Adjustable Rate Mortgage PPC

100% Adjustable Rate Mortgage PPC assumes that prepayments start at 2% CPR in month one of the life of the Home Equity Loans, increase by approximately 2.545% each month to 30% CPR in month 12, remain constant at 30% CPR until month 22, increase to 50% CPR from month 23 until month 28, decrease to 30% CPR in month 29 and remain constant at 30% CPR thereafter.  However, the prepayment pricing speed will not exceed 90% CPR in any period.

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $1,000,000,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B.
Issuer:	Centex Home Equity Loan Trust 2005-B (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC ("CHEC").
Sellers:	CHEC. Harwood Street Funding II, LLC.
Servicer:	CHEC.
Trustee:	JPMorgan Chase Bank, National Association.
Custodian:	J.P. Morgan Trust Company, National Association.
Underwriters:	Greenwich Capital Markets, Inc. (Lead Manager). Banc of America Securities LLC (Co-Manager). Citigroup Global Markets Inc. (Co-Manager). Credit Suisse First Boston LLC (Co-Manager).
Statistical Calculation Date:	The opening of business on February 1, 2005.
Cut-Off Date:	The opening of business on March 1, 2005.
Expected Pricing Date:	Week of February 28, 2005.
Expected Closing Date:	March 24, 2005.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be April 25, 2005.
Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates.
Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.
Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Class AV-1 Certificates (backed primarily by the Group II Home Equity Loans).
Group III Certificates:	The Class AV-2, Class AV-3 and Class AV-4 Certificates (backed primarily by the Group III Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the April 2008 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from March 1, 2005, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream Banking Luxembourg or the Euroclear System in Europe.

Trust Property:

The property of the Trust will include:

•

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group I Home Equity Loans or Group I);

•

a pool of closed-end adjustable rate Home Equity Loans conforming to certain agency guidelines and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group II Home Equity Loans or Group II);

•

a pool of closed-end adjustable rate Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties (referred to herein as the Group III Home Equity Loans or Group III);

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the two Cap Agreements described below.

The Home Equity Loans:

The Home Equity Loans will be divided into three groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  Group III will contain Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.    The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

•

7,674 total Home Equity Loans

•

2,080 fixed rate Home Equity Loans

•

5,594 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

•

$173,930,888.72 aggregate outstanding Loan Balance

•

17.39% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

•

$126,586,940.49 aggregate outstanding Loan Balance

•

12.66% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group III Home Equity Loans:

•

$699,572,147.82 aggregate outstanding Loan Balance

•

69.95% of aggregate outstanding Loan Balance of all Home Equity Loans

See "ALL HOME EQUITY LOANS", "GROUP I HOME EQUITY LOANS", "GROUP II HOME EQUITY LOANS" and "GROUP III HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreements:

The Variable Rate Certificates will have the benefit of two interest rate cap agreements (the "Group II Cap Agreement" and the "Group III Cap Agreement").  Pursuant to each Cap Agreement, a swap counterparty to be determined will agree to make a monthly payment to the Trust.  The monthly payments for each Cap Agreement will be made on each Distribution Date after the Closing Date (other than the first Distribution Date), but not beyond the July 2007 Distribution Date.  The monthly payments will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied as follows:

•

first, concurrently, from and to the extent of the amounts in the Cap Agreement Reserve Fund (A) to the Class AV-1 Certificates, the lesser of (i)  any unpaid Group II Adjusted Cap Carryover and (ii) the Group II Net WAC Cap Carryover, (B) to the Class AV-2, Class AV-3 and Class AV-4 Certificates, the lesser of (i) any unpaid Group III Adjusted Cap Carryover for such class and (ii) the Group III Net WAC Cap Carryover for such class, and (C) to each class of Subordinate Certificates, the lesser of (i) any Subordinate Adjusted Cap Carryover for such class; and (ii) the related Subordinate Net WAC Cap Carryover for such class;

•

second, concurrently,

•

from and to the extent of amounts remaining in respect of the Group II Cap Agreement, to the Class AV-2, Class AV-3 and Class AV-4 Certificates, pro rata, towards any unpaid Group III Net WAC Cap Carryover for  such class; and

•

from and to the extent of amounts remaining in respect of the Group III Cap Agreement, to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover for such class; and

•

third, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, sequentially, in that order.

Under the Group II Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.69401%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Under the Group III Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.72911%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for each Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS" below.  Any amounts remaining in the Cap Agreement Reserve Fund after the July 2007 Distribution Date will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Fixed Rate Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

•

the margin on the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates will increase to an amount equal to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

•

the margin on the Subordinate Certificates will increase to an amount equal to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover, Group III Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.
Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S&P, Moody's and Fitch.

Class	S&P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV-1	AAA	Aaa	AAA
AV-2	AAA	Aaa	AAA
AV-3	AAA	Aaa	AAA
AV-4	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A
M-6	A-	A3	A-
M-7	BBB+	Baa1	BBB+
B	BBB	Baa2	BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by (1) excess interest, (2) overcollateralization, (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  There is expected to be a de minimis amount of overcollateralization on the Closing Date.  Beginning on the first Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 3.45% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates:

•

the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;

•

the Class M-2 Certificates will have payment priority over the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;

•

the Class M-3 Certificates will have payment priority over the Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;

•

the Class M-4 Certificates will have payment priority over the Class M-5, Class M-6, Class M-7 and Class B Certificates;

•

the Class M-5 Certificates will have payment priority over the Class M-6, Class M-7 and Class B Certificates;

•

the Class M-6 Certificates will have payment priority over the Class M-7 and Class B Certificates; and

•

the Class M-7 Certificates will have payment priority over the Class B Certificates.

If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.  To the extent that the certificate principal balance of a class of Subordinate Certificates is reduced on account of realized losses on Home Equity Loans, and then there is a net subsequent recovery in respect of principal on a liquidated Home Equity Loan or Loans, then the certificate principal balance of such class will be increased up to the amount of the related subsequent recoveries, beginning with the class of Subordinate Certificates with the highest relative payment priority, to the extent of the amount of the lesser of (a) the prior reduction and (b) the outstanding Class Principal Carryover Shortfall of such class.  The outstanding Class Principal Carryover Shortfall of such class would be reduced by the corresponding amount of the increase in the certificate principal balance of such class.

Cross-collateralization will be provided through the application of excess interest from a Home Equity Loan group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan groups.

Initial Certificate Credit Enhancement

•

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 13.85% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.55% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 8.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 6.65% in Subordinate Certificates having a lower payment priority.

•

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 5.05% in Subordinate Certificates having a lower payment priority.

•

The Class M-6 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 3.25% in Subordinate Certificates having a lower payment priority.

•

The Class M-7 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 1.75% in Subordinate Certificates having a lower payment priority.

•

The Class B Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages	Stepdown Percentages

Senior	20.80%	Senior	41.60%
Class M-1	17.30%	Class M-1	34.60%
Class M-2	14.00%	Class M-2	28.00%
Class M-3	11.95%	Class M-3	23.90%
Class M-4	10.10%	Class M-4	20.20%
Class M-5	8.50%	Class M-5	17.00%
Class M-6	6.70%	Class M-6	13.40%
Class M-7	5.20%	Class M-7	10.40%
Class B	3.45%	Class B	6.90%

Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Fixed Rate Certificates will bear interest at a rate equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  The Group II Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap.  Each of the Group III Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group III Net WAC Cap.  Each of the Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and the Group II Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related interest period.

Group III Net WAC Cap:

With respect to any Distribution Date and each class of Group III Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group III Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the actual number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period, (ii) the Group II Net WAC Cap and (iii) the Group III Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balance of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan, Group II Home Equity Loan or Group III Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I, Group II or Group III Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Fixed Rate Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Group II Certificates is based on the Group II Net WAC Cap, the Group II Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Group II Certificates, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Group II Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Group III Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Group III Certificates is based on the Group III Net WAC Cap, the applicable Group III Certificateholders will be entitled to receive on subsequent Distribution Dates the Group III Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group III Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Group III Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group III Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group III Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Group III Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group III Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Subordinate Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

Group II Adjusted Cap Carryover:

With respect to any Distribution Date and the Class AV-1 Certificates will be an amount equal to the product of (A) the amount, if any, received under the Group II Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the Class AV-1 Certificates and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period.

Group III Adjusted Cap Carryover:

With respect to any Distribution Date and class of Group III Certificates, will be an amount equal to the product of (A) the amount, if any, received under the Group III Cap Agreement for such Distribution Date and (B) a fraction, the numerator of which is the outstanding certificate principal balance of the related class of Group III Certificates and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans, in each case as of the first day of the related Remittance Period.

Subordinate Adjusted Cap Carryover:

With respect to any Distribution Date and class of Subordinate Certificates, will be an amount equal to such class’ pro rata share (based on outstanding certificate principal balance) of the sum of (A) the product of (i) the amount, if any, received under the Group II Cap Agreement and (ii) a fraction, the numerator of which is the Group Subordinate Amount for Group II and the denominator of which is the aggregate Loan Balance of the Group II Home Equity Loans, in each case as of the first day of the related Remittance Period and (B) the product of (i) the amount, if any, received under the Group III Cap Agreement and (ii) a fraction, the numerator of which is the Group Subordinate Amount for Group III and the denominator of which is the aggregate Loan Balance of the Group III Home Equity Loans, in each case as of the first day of the related Remittance Period.

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause D. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

To the Class AV-1 Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date.

3.

The remaining amount pursuant to clause D. below.

C.

With respect to funds in the certificate account received with respect to Home Equity Loan Group III:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group III.

2.

Concurrently, to each class of Group III Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group III Certificates on a pro rata basis based on each Group III Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group III Certificates.

3.

The remaining amount pursuant to clause D. below.

D.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I, Home Equity Loan Group II and Home Equity Loan Group III:

1.

Concurrently, to the Senior Certificates in all three Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A., B. and C. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

•

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

•

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Class AV-1 Certificates, the Group II Principal Distribution Amount, until the certificate principal balance of such Certificates has been reduced to zero.

iii.

To the Group III Certificates, the Group III Principal Distribution Amount, sequentially, to the Class AV-2, Class AV-3 and Class AV-4 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

11.

To the Class B Certificates, the Class B Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

12.

To the Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order of priority set forth in sub clauses 3 through 11 of this clause D.

13.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

14.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

15.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class B Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 22 and 23 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

22.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I, (ii) to the Class AV-1 Certificates, the Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II and (iii) to the Class AV-2, Class AV-3 and Class AV-4 Certificates, pro rata, the related Group III Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group III, in the case of clauses (ii) and (iii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

23.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

24.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1, B.1 and C.1 above.

25.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

26.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds, and all subsequent recoveries, actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds or subsequent recoveries relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:

Distribution Date	Lockout Percentage
1 to 36	0%
37 to 60	45%
61 to 72	80%
73 to 84	100%
85 and thereafter	300%

Class B Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, and (I) the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of: (A) 93.10% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 65.40% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 72.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 76.10% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 79.80% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 83.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 86.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 89.60% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Class AV-1 Certificates are subject to the Group II Net WAC Cap, the Class AV-2, Class AV-3 and Class AV-4 Certificates are each subject to the Group III Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2) the sum of (x) the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates and (y) the amount of any increases in the certificate principal balance of such class of Subordinate Certificates resulting from subsequent recoveries.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period (less the aggregate amount of subsequent recoveries with respect to the Home Equity Loans during such period) by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
April 2008 to March 2009	3.75% for the first month, plus an additional 1/12th of 2.00%for each month thereafter.
April 2009 to March 2010	5.75% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
April 2010 to March 2011	7.50% for the first month, plus an additional 1/12th of 1.00% for each month thereafter.
April 2011 and thereafter	8.50%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 38.25% of the Senior Enhancement Percentage.
Excess Interest:

Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to sub clauses 1 through 11 of clause D. under the caption "DISTRIBUTIONS" above.

Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates immediately prior to that Distribution Date and (B) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group II Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group II Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the aggregate certificate principal balance of the Class AV-2, Class AV-3 and Class AV-4 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date.

Group III Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group III Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group III Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group III Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date and (ii) the aggregate certificate principal balance of the Class AV-2, Class AV-3 and Class AV-4 Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of (1) the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over (2) the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date and (y) the Subordination Increase Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to any Distribution Date (1) prior to the Stepdown Date, the product of (x) 3.45% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and (2) on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 3.45% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 6.90% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 58.40% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the April 2008 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 41.60%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of (1) the Required Overcollateralization Amount for that Distribution Date over (2) the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to any Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 for all of the Groups in the aggregate in any one calendar year (and no more than $100,000 for all of the Groups in the aggregate during the term of the Trust).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

Scheduled Notional Amounts and Strike Rates

for Group II Cap Agreement

Period	Distribution Date	Notional	Strike (%)
1	4/25/2005	N/A	N/A
2	5/25/2005	125,703,443.19	6.38211
3	6/25/2005	124,548,062.72	6.16638
4	7/25/2005	123,109,198.09	6.38213
5	8/25/2005	121,388,438.85	6.16929
6	9/25/2005	119,389,283.86	6.17357
7	10/25/2005	117,117,118.03	6.38958
8	11/25/2005	114,579,167.63	6.17362
9	12/25/2005	111,784,677.73	6.38964
10	1/25/2006	108,744,829.34	6.17367
11	2/25/2006	105,472,707.12	6.17660
12	3/25/2006	102,296,419.51	6.87597
13	4/25/2006	99,215,255.40	6.18095
14	5/25/2006	96,226,327.53	6.39720
15	6/25/2006	93,326,887.73	6.18098
16	7/25/2006	90,514,269.39	6.39722
17	8/25/2006	87,785,885.11	6.18390
18	9/25/2006	85,139,248.62	6.18826
19	10/25/2006	82,571,935.63	6.40475
20	11/25/2006	80,081,543.03	6.18830
21	12/25/2006	77,665,777.45	6.40479
22	1/25/2007	73,253,919.50	6.18876
23	2/25/2007	69,078,888.57	7.86441
24	3/25/2007	0.00	0.00000
25	4/25/2007	61,458,691.17	7.86908
26	5/25/2007	57,969,401.88	8.14169
27	6/25/2007	54,677,913.29	7.86928
28	7/25/2007	53,029,302.87	8.14166

Scheduled Notional Amounts and Strike Rates

for Group III Cap Agreement

Period	Distribution Date	Notional	Strike (%)
1	4/25/2005	N/A	N/A
2	5/25/2005	694,794,797.21	6.57568
3	6/25/2005	688,513,972.34	6.35466
4	7/25/2005	680,664,843.41	6.57555
5	8/25/2005	671,255,485.59	6.35745
6	9/25/2005	660,304,541.79	6.35924
7	10/25/2005	647,840,823.64	6.58007
8	11/25/2005	633,903,751.19	6.35890
9	12/25/2005	618,543,741.28	6.57971
10	1/25/2006	601,821,942.00	6.35874
11	2/25/2006	583,862,981.38	6.36147
12	3/25/2006	566,370,089.39	7.07417
13	4/25/2006	549,398,790.47	6.36326
14	5/25/2006	532,933,438.62	6.58430
15	6/25/2006	516,959,009.52	6.36307
16	7/25/2006	501,460,923.64	6.58430
17	8/25/2006	486,425,041.27	6.36598
18	9/25/2006	471,837,785.87	6.36787
19	10/25/2006	457,685,776.51	6.58906
20	11/25/2006	443,955,968.36	6.36767
21	12/25/2006	430,286,251.90	6.58886
22	1/25/2007	406,299,520.64	6.42015
23	2/25/2007	383,211,482.94	7.99704
24	3/25/2007	0.00	0.00000
25	4/25/2007	341,020,754.77	8.09035
26	5/25/2007	321,698,363.65	8.36910
27	6/25/2007	303,715,561.10	8.09055
28	7/25/2007	294,312,729.14	8.39798

ALL HOME EQUITY LOANS
The following summary information with respect to All Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$130,321.86	$23,076.89 – $899,390.90
Wtd. Avg. Coupon Rate (approximate)	7.509%	4.250% – 14.500%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.53%	11.36% – 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	353 Mths	60 Mths – 360 Mths
Wtd. Avg. Remaining Term to Maturity (approximate)	353 Mths	59 Mths – 360 Mths
Wtd. Avg. Original Credit Score (approximate)(1)	591	460 - 806
Maximum Seasoning	1 Mths	0 Mths – 67 Mths
% of Second Liens	3.10%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$3,299,030.02
All Other Properties	$965,834,587.96
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$177,285.00
All Other Properties	$30,779,074.05
Latest Maturity Date	February 15, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.08%
Fixed Rate Interest Only Loans (2)	0.18%
2/28 Adjustable Rate Interest Only Loans (3)	6.66%
3/27 Adjustable Rate Interest Only Loans (4)	2.75%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(5)	0.06%

(1)

Excludes 2 of the Home Equity Loans for which a credit score is not available.

(2)

"Fixed Rate Interest Only Loans" provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 79.88% of the aggregate outstanding loan balance of All Home Equity Loans had first monthly payments due on or after January 1, 2005, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.
The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding All Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF ALL HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	190	$25,110,446.53	2.51%	7.322%	586	82.48%
Arkansas	37	2,645,067.23	0.26	8.476	586	78.70
California	1,045	218,690,170.95	21.87	6.799	600	77.21
Colorado	120	20,709,708.81	2.07	7.055	598	82.93
Connecticut	106	19,068,419.00	1.91	7.273	579	75.37
Delaware	51	6,985,658.48	0.70	7.533	578	83.30
Florida	563	72,694,299.76	7.27	7.329	592	80.69
Georgia	229	27,391,910.60	2.74	8.016	593	82.47
Idaho	26	2,927,128.20	0.29	8.129	588	81.69
Illinois	41	5,109,903.64	0.51	7.846	587	83.20
Indiana	191	18,318,542.88	1.83	7.746	575	84.12
Iowa	74	6,442,696.21	0.64	8.360	571	84.49
Kansas	40	3,342,851.32	0.33	8.116	587	83.09
Kentucky	124	10,899,968.67	1.09	7.726	580	85.21
Louisiana	174	14,955,890.94	1.50	7.911	573	81.43
Maine	31	3,565,012.56	0.36	7.661	588	75.83
Maryland	219	37,719,086.48	3.77	7.608	580	81.50
Massachusetts	89	16,374,424.40	1.64	7.190	605	74.38
Michigan	191	19,835,887.23	1.98	7.945	576	82.01
Minnesota	46	7,212,087.15	0.72	7.698	575	84.84
Mississippi	46	3,637,087.90	0.36	7.647	610	82.27
Missouri	153	13,881,054.73	1.39	8.023	580	83.89
Montana	15	1,697,720.52	0.17	7.700	597	75.16
Nebraska	43	4,110,292.65	0.41	7.475	587	82.75
Nevada	135	25,339,830.53	2.53	7.445	594	80.43
New Hampshire	37	5,390,588.42	0.54	7.129	582	80.61
New Jersey	205	34,455,147.76	3.45	7.895	590	75.12
New Mexico	84	9,967,937.27	1.00	7.926	615	81.45
New York	297	42,721,082.71	4.27	7.806	592	75.39
North Carolina	181	20,740,457.11	2.07	8.014	591	81.57
North Dakota	3	217,908.08	0.02	7.268	629	85.72
Ohio	320	33,552,681.99	3.35	7.793	574	84.24
Oklahoma	103	8,424,468.11	0.84	7.944	587	81.78
Oregon	49	6,138,517.20	0.61	7.364	600	78.32
Pennsylvania	329	33,432,130.65	3.34	7.820	587	81.30
Rhode Island	39	6,758,586.74	0.68	6.960	595	77.56
South Carolina	86	8,574,258.80	0.86	8.165	587	83.75
South Dakota	10	835,222.13	0.08	8.421	550	87.88
Tennessee	150	15,078,368.79	1.51	7.636	592	84.85
Texas	1,120	91,492,435.10	9.15	8.136	592	75.98
Utah	31	4,254,951.55	0.43	6.882	599	82.34
Vermont	17	1,990,653.60	0.20	7.879	622	72.93
Virginia	292	42,350,719.96	4.23	7.676	577	79.68
Washington	202	30,977,644.54	3.10	7.281	597	81.31
West Virginia	51	5,381,332.81	0.54	8.162	577	81.22
Wisconsin	74	7,596,409.82	0.76	8.294	594	81.65
Wyoming	15	1,093,326.52	0.11	8.035	585	83.31
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF ALL HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
11.36 - 15.00	9	$492,854.38	0.05%	7.919%	647	13.19%
15.01 - 20.00	10	715,083.20	0.07	7.305	585	19.14
20.01 - 25.00	21	1,823,435.91	0.18	8.146	605	22.55
25.01 - 30.00	34	2,277,952.11	0.23	7.943	612	28.05
30.01 - 35.00	51	3,548,003.46	0.35	8.088	608	32.97
35.01 - 40.00	64	4,302,472.04	0.43	7.910	595	37.84
40.01 - 45.00	86	7,833,273.96	0.78	7.780	594	43.13
45.01 - 50.00	125	11,709,172.30	1.17	7.433	594	47.74
50.01 - 55.00	144	14,393,203.39	1.44	7.395	601	53.09
55.01 - 60.00	221	22,724,858.52	2.27	7.499	595	58.00
60.01 - 65.00	296	31,988,870.10	3.20	7.583	591	62.75
65.01 - 70.00	452	56,552,959.43	5.65	7.437	599	68.04
70.01 - 75.00	641	78,374,845.96	7.84	7.633	590	73.08
75.01 - 80.00	1,977	261,267,922.66	26.12	7.314	604	78.97
80.01 - 85.00	1,065	144,267,970.98	14.43	7.670	584	82.74
85.01 - 90.00	1,756	247,966,384.48	24.79	7.557	584	88.42
90.01 - 95.00	701	106,688,799.64	10.67	7.516	573	91.46
95.01 - 100.00	21	3,161,914.51	0.32	8.100	649	99.55
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

The weighted average Original Combined Loan-to-Value Ratio of All Home Equity Loans is approximately 79.53%.

COUPON RATES OF ALL HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
4.250 - 4.500	3	$679,868.31	0.07%	4.397%	662	66.24%
4.501 - 5.000	2	127,580.40	0.01	4.587	727	62.42
5.001 - 5.500	59	13,425,949.67	1.34	5.493	636	77.84
5.501 - 6.000	591	123,833,643.55	12.38	5.857	625	77.99
6.001 - 6.500	705	125,897,425.58	12.59	6.341	617	78.44
6.501 - 7.000	1,108	178,964,777.35	17.89	6.831	604	79.54
7.001 - 7.500	882	122,913,395.33	12.29	7.326	592	80.93
7.501 - 8.000	1,192	148,670,253.03	14.87	7.823	575	81.58
8.001 - 8.500	771	86,770,101.77	8.68	8.318	569	80.55
8.501 - 9.000	813	85,556,576.30	8.55	8.822	557	80.71
9.001 - 9.500	385	34,667,836.07	3.47	9.326	560	79.38
9.501 - 10.000	431	36,048,234.22	3.60	9.810	556	77.03
10.001 - 10.500	189	12,694,671.90	1.27	10.313	553	75.27
10.501 - 11.000	232	14,439,515.14	1.44	10.815	559	75.75
11.001 - 11.500	101	5,770,240.10	0.58	11.270	549	73.50
11.501 - 12.000	98	4,946,964.89	0.49	11.777	550	72.67
12.001 - 12.500	60	2,835,037.45	0.28	12.192	549	69.73
12.501 - 13.000	31	1,141,601.47	0.11	12.815	546	77.74
13.001 - 13.500	8	291,362.37	0.03	13.384	570	64.37
13.501 - 14.000	11	364,942.13	0.04	13.802	554	74.90
14.001 - 14.500	2	50,000.00	0.00	14.260	505	73.70
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of All Home Equity Loans is approximately 7.509%.

LOAN BALANCES OF ALL HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
23,077 - 25,000	85	$2,120,596.60	0.21%	11.291%	585	73.81%
25,001 - 30,000	85	2,411,654.73	0.24	11.084	596	74.97
30,001 - 35,000	153	5,200,903.29	0.52	10.193	590	64.51
35,001 - 40,000	123	4,724,486.67	0.47	10.132	593	70.64
40,001 - 45,000	119	5,128,190.44	0.51	9.766	595	72.36
45,001 - 50,000	356	17,561,938.68	1.76	8.900	588	65.00
50,001 - 55,000	376	19,762,801.26	1.98	8.556	585	74.28
55,001 - 60,000	337	19,509,845.56	1.95	8.504	586	73.64
60,001 - 65,000	316	19,843,726.03	1.98	8.363	585	77.00
65,001 - 70,000	288	19,527,534.99	1.95	8.149	592	76.83
70,001 - 75,000	284	20,670,654.10	2.07	8.158	588	77.66
75,001 - 80,000	286	22,206,720.90	2.22	8.224	587	78.22
80,001 - 85,000	248	20,505,290.04	2.05	8.008	580	78.89
85,001 - 90,000	244	21,429,825.06	2.14	7.984	585	78.85
90,001 - 95,000	216	20,034,947.41	2.00	7.946	586	79.81
95,001 - 100,000	229	22,398,934.88	2.24	7.899	590	77.49
100,001 - 105,000	204	20,934,832.24	2.09	7.877	579	80.98
105,001 - 110,000	224	24,094,597.51	2.41	7.764	588	80.75
110,001 - 115,000	196	22,057,272.28	2.21	7.657	589	81.20
115,001 - 120,000	220	25,893,719.51	2.59	7.623	589	80.55
120,001 - 125,000	154	18,926,697.11	1.89	7.615	586	80.45
125,001 - 130,000	172	21,971,000.10	2.20	7.618	588	80.69
130,001 - 135,000	141	18,703,904.04	1.87	7.518	582	81.81
135,001 - 140,000	142	19,563,205.16	1.96	7.545	590	80.36
140,001 - 145,000	146	20,852,652.39	2.09	7.598	584	82.57
145,001 - 150,000	111	16,395,566.89	1.64	7.609	580	80.94
150,001 - 200,000	881	152,260,702.65	15.22	7.462	586	80.22
200,001 - 250,000	540	120,444,986.03	12.04	7.150	592	79.54
250,001 - 300,000	319	87,471,075.47	8.75	7.010	593	81.19
300,001 - 350,000	190	61,384,675.52	6.14	6.727	605	81.89
350,001 - 400,000	133	49,736,178.99	4.97	6.825	595	81.67
400,001 - 450,000	63	26,374,604.09	2.64	6.572	621	80.88
450,001 - 500,000	53	25,314,821.30	2.53	6.584	593	80.79
500,001 - 550,000	11	5,757,919.52	0.58	6.745	592	77.96
550,001 - 600,000	10	5,745,909.48	0.57	6.576	592	82.66
600,001 - 650,000	4	2,485,797.50	0.25	6.421	592	76.03
650,001 - 700,000	8	5,339,452.15	0.53	6.671	623	82.19
700,001 - 750,000	4	2,878,658.43	0.29	6.344	584	80.13
750,001 - 800,000	1	759,407.13	0.08	7.250	584	80.00
800,001 - 850,000	1	804,900.00	0.08	6.900	674	80.49
850,001 - 899,391	1	899,390.90	0.09	7.990	556	69.23
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of All Home Equity Loans is approximately $130,321.86.

TYPES OF MORTGAGED PROPERTIES OF ALL HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	6,448	$813,964,627.94	81.39%	7.550%	588	79.34%
PUD	613	111,467,291.25	11.15	7.206	599	82.61
Condominium	258	36,293,129.09	3.63	7.229	611	76.48
Manufactured Housing	204	20,758,066.46	2.08	7.832	607	75.86
Townhome	123	14,130,547.27	1.41	7.734	577	81.86
Two- to Four-Family	28	3,476,315.02	0.35	7.694	617	69.06
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

ORIGINAL TERMS TO MATURITY OF ALL HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
= 60	10	$433,880.67	0.04%	8.572%	636	62.04%
61 - 120	66	3,712,452.17	0.37	8.772	616	62.95
121 - 180	298	18,422,855.38	1.84	8.521	612	69.16
181 - 240	253	16,734,847.87	1.67	8.647	615	72.05
241 - 300	33	2,639,052.28	0.26	8.150	612	72.43
301 - 360	7,014	958,146,888.66	95.81	7.462	590	79.95
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

The weighted average Original Term to Maturity of All Home Equity Loans is approximately 353 months.

REMAINING TERMS TO MATURITY OF ALL HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
59 - 60	10	$433,880.67	0.04%	8.572%	636	62.04%
61 - 120	67	3,747,003.12	0.37	8.756	616	62.72
121 - 180	300	18,567,661.25	1.86	8.527	612	69.34
181 - 240	250	16,555,491.05	1.66	8.644	615	71.94
241 - 300	34	2,662,129.17	0.27	8.189	612	72.39
301 - 360	7,013	958,123,811.77	95.80	7.462	590	79.95
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of All Home Equity Loans is approximately 353 months.

SEASONING OF ALL HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	3,514	$447,469,167.00	44.74%	7.597%	590	79.26%
1 - 12	4,158	552,506,991.13	55.25	7.437	591	79.75
13 - 24	1	90,742.01	0.01	9.500	661	43.12
61 - 72	1	23,076.89	0.00	12.650	584	67.32
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of All Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF ALL HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Primary Home	7,514	$985,233,996.78	98.51%	7.491%	590	79.71%
Investment Property	110	9,270,386.03	0.93	8.965	605	69.37
Second Home	50	5,585,594.22	0.56	8.234	620	64.31
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

LIEN POSITIONS OF ALL HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	7,057	$969,133,617.98	96.90%	7.421%	590	79.69%
Second Lien	617	30,956,359.05	3.10	10.267	601	74.39
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

DOCUMENTATION TYPES OF ALL HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	7,035	$899,089,670.59	89.90%	7.554%	586	80.53%
Stated Income	520	82,606,450.49	8.26	7.068	633	70.78
Limited Documentation	119	18,393,855.95	1.84	7.306	632	69.73
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

CREDIT GRADES OF ALL HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	880	$120,812,299.62	12.08%	6.525%	648	76.90%
A1	2,871	405,988,453.40	40.60	6.992	617	80.00
A2	2,097	266,485,750.85	26.65	7.793	564	82.37
B	1,168	132,543,069.52	13.25	8.447	535	78.78
C1	418	46,950,393.49	4.69	9.018	550	74.09
C2	201	23,528,171.69	2.35	9.333	538	70.18
D	39	3,781,838.46	0.38	11.500	536	64.40
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

ORIGINAL CREDIT SCORES OF ALL HOME EQUITY LOANS(1)

Range of Original Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	2	$248,000.00	0.02%	8.298%	0	80.06%
451 - 475	2	282,367.47	0.03	7.398	472	78.57
476 - 500	49	6,163,969.14	0.62	9.101	495	75.93
501 - 525	906	102,501,084.94	10.25	8.661	513	78.81
526 - 550	1,324	169,227,122.35	16.92	8.120	538	81.79
551 - 575	1,106	139,427,739.81	13.94	7.826	563	81.37
576 - 600	1,245	164,335,158.13	16.43	7.264	588	79.72
601 - 625	1,130	161,393,418.84	16.14	7.092	612	78.79
626 - 650	883	117,734,918.53	11.77	6.900	637	77.69
651 - 675	541	75,710,406.01	7.57	6.823	661	78.62
676 - 700	267	35,871,659.90	3.59	6.804	687	77.57
701 - 725	102	12,718,422.97	1.27	6.893	712	74.55
726 - 750	63	7,671,930.39	0.77	6.768	738	76.34
751 - 775	32	3,028,375.21	0.30	6.720	762	73.35
776 - 800	21	3,698,184.26	0.37	6.613	788	80.78
801 - 806	1	77,219.08	0.01	8.050	806	80.49
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

(1)

The weighted average Original Credit Score of All Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 591.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF ALL HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
2/28 ARM	4,265	$604,294,229.05	60.42%	7.500%	581	80.25%
3/27 ARM	895	120,286,208.68	12.03	7.281	581	81.79
5/25 ARM	18	2,911,038.40	0.29	6.153	629	82.88
6-Month ARM	21	4,584,300.06	0.46	7.162	569	77.73
Balloon	10	806,328.86	0.08	9.692	613	82.04
Fixed	2,062	171,285,577.97	17.13	8.356	609	74.32
IO 2/28 ARM	257	66,587,049.39	6.66	6.367	627	81.56
IO 3/27 ARM	138	27,496,262.73	2.75	6.359	630	81.64
IO Fixed	8	1,838,981.89	0.18	6.977	629	71.39
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

PREPAYMENT PENALTIES OF ALL HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	4,664	$643,550,828.76	64.35%	7.329%	589	80.20%
No Prepayment Penalty	3,010	356,539,148.27	35.65	7.834	594	78.31
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

PURPOSE OF ALL HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Cash Out Refinance	5,662	$695,328,238.61	69.53%	7.594%	588	77.74%
Rate / Term Refinance	1,373	201,752,079.58	20.17	7.484	587	83.24
Purchase	639	103,009,658.84	10.30	6.985	613	84.34
Total	7,674	$1,000,089,977.03	100.00%	7.509%	591	79.53%

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)
Avg. Outstanding Principal Balance	$83,620.62	$23,076.89 - $899,390.90
Wtd. Avg. Coupon Rate (approximate)	8.347%	4.625% - 14.500%
Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	74.32%	12.39% - 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	322	60 Mths – 360 Mths
Wtd. Avg. Remaining Term to Maturity (approximate)	321	59 Mths – 360 Mths
Wtd. Avg. Original Credit Score (approximate)(1)	609	489 – 800
Maximum Seasoning	1	0 Mths – 67 Mths
% of Second Liens	17.80%
Outstanding Principal Balance of Loans Secured by First Liens
Two- to Four-Family Properties	$227,812.47
All Other Properties	$283,927,431.37
Outstanding Principal Balance of Loans Secured by Second Liens
Two- to Four-Family Properties	$177,285.00
All Other Properties	$30,779,074.05
Latest Maturity Date	February 15, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.46%
Fixed Rate Interest Only Loans (2)	1.06%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance)(3)	0.00%

(1)

Excludes 1 of the Home Equity Loans for which a credit score is not available.

(2)

"Fixed Rate Interest Only Loans" provide for payments of interest but not principal for the first 60 months and thereafter payment of principal and interest on a monthly basis.

(3)

Approximately 89.17% of the aggregate outstanding loan balance of the Group I Home Equity Loans had first monthly payments due on or after January 1, 2005, so that it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Arizona	40	$3,938,325.20	2.26%	7.799%	604	79.01%
Arkansas	8	516,579.11	0.30	8.944	635	79.77
California	314	32,017,347.17	18.41	8.070	613	71.82
Colorado	16	2,044,053.62	1.18	7.550	613	76.42
Connecticut	32	4,406,646.26	2.53	7.697	592	74.19
Delaware	13	981,390.65	0.56	8.904	599	74.88
Florida	173	15,675,517.85	9.01	7.893	606	75.83
Georgia	42	2,944,290.73	1.69	9.315	607	76.07
Idaho	11	1,017,867.45	0.59	8.478	605	77.17
Illinois	6	436,752.07	0.25	8.538	605	75.10
Indiana	33	3,220,506.26	1.85	7.586	602	84.00
Iowa	12	829,765.73	0.48	9.305	585	82.28
Kansas	11	633,845.47	0.36	8.069	607	75.93
Kentucky	36	2,405,083.67	1.38	8.071	586	84.44
Louisiana	70	4,984,388.94	2.87	8.125	603	76.71
Maine	9	673,090.71	0.39	7.881	637	67.95
Maryland	49	4,219,577.72	2.43	8.849	605	74.03
Massachusetts	24	2,274,061.05	1.31	8.857	628	68.00
Michigan	29	2,243,096.24	1.29	8.419	607	71.31
Minnesota	2	68,488.51	0.04	10.279	606	93.04
Mississippi	17	1,094,448.54	0.63	8.003	613	83.35
Missouri	31	2,034,691.23	1.17	8.650	608	77.72
Nebraska	7	431,465.37	0.25	7.588	634	71.51
Nevada	40	4,995,321.47	2.87	7.810	625	73.16
New Hampshire	7	349,100.92	0.20	8.493	621	58.64
New Jersey	63	6,144,602.85	3.53	9.143	605	68.57
New Mexico	17	1,744,792.87	1.00	7.918	643	77.83
New York	81	7,047,330.39	4.05	9.201	611	72.84
North Carolina	38	2,953,569.01	1.70	8.668	593	78.28
North Dakota	1	76,011.60	0.04	7.650	707	90.49
Ohio	43	3,323,032.41	1.91	8.357	598	76.04
Oklahoma	35	2,188,184.63	1.26	8.466	603	79.12
Oregon	10	983,452.28	0.57	8.499	617	65.73
Pennsylvania	95	7,707,065.69	4.43	8.440	607	77.94
Rhode Island	8	648,845.45	0.37	9.859	609	66.28
South Carolina	19	1,320,230.14	0.76	8.787	610	79.89
South Dakota	1	59,680.82	0.03	7.700	645	90.49
Tennessee	42	3,612,107.55	2.08	7.840	616	82.77
Texas	449	29,334,846.42	16.87	8.632	608	72.04
Utah	4	219,954.11	0.13	8.057	598	42.33
Vermont	6	563,952.34	0.32	8.021	623	67.61
Virginia	58	4,643,258.31	2.67	8.666	599	72.10
Washington	46	4,280,329.13	2.46	8.176	620	74.06
West Virginia	15	1,450,595.79	0.83	8.274	608	81.11
Wisconsin	13	989,789.25	0.57	9.249	604	78.17
Wyoming	4	203,555.74	0.12	9.622	577	84.17
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
12.39 - 15.00	4	$208,430.01	0.12%	7.760%	639	13.33%
15.01 - 20.00	5	270,400.00	0.16	8.281	604	19.04
20.01 - 25.00	11	696,838.84	0.40	8.426	613	22.65
25.01 - 30.00	17	1,114,945.92	0.64	8.395	614	28.15
30.01 - 35.00	30	1,857,261.03	1.07	8.484	622	33.03
35.01 - 40.00	38	2,258,108.33	1.30	7.885	612	37.75
40.01 - 45.00	33	2,205,748.52	1.27	8.058	603	42.92
45.01 - 50.00	61	4,293,513.23	2.47	7.995	604	47.56
50.01 - 55.00	68	4,755,351.31	2.73	8.370	619	52.91
55.01 - 60.00	99	7,070,990.25	4.07	8.383	608	57.75
60.01 - 65.00	132	9,921,066.89	5.70	8.474	601	62.64
65.01 - 70.00	192	17,720,650.93	10.19	8.144	611	68.02
70.01 - 75.00	224	18,654,707.64	10.73	8.665	600	72.93
75.01 - 80.00	480	39,305,633.36	22.60	8.285	617	78.67
80.01 - 85.00	278	25,341,417.01	14.57	8.376	609	82.67
85.01 - 90.00	330	30,070,503.23	17.29	8.436	602	87.73
90.01 - 95.00	72	7,654,046.64	4.40	8.012	601	91.58
95.01 - 100.00	6	531,275.58	0.31	9.515	674	99.81
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 74.32%.

COUPON RATES OF GROUP I HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
4.625 - 4.750	1	$63,728.28	0.04%	4.625%	700	66.67%
5.501 - 6.000	1	73,214.87	0.04	5.550	662	62.65
6.001 - 6.500	94	13,484,518.89	7.75	6.482	644	72.98
6.501 - 7.000	249	33,225,308.61	19.10	6.856	634	72.66
7.001 - 7.500	186	19,508,129.98	11.22	7.322	630	73.14
7.501 - 8.000	276	26,915,790.00	15.47	7.843	615	76.27
8.001 - 8.500	217	17,395,837.51	10.00	8.311	610	74.86
8.501 - 9.000	215	17,387,562.32	10.00	8.843	590	77.19
9.001 - 9.500	143	9,379,717.85	5.39	9.358	591	74.92
9.501 - 10.000	173	10,757,375.88	6.18	9.816	579	75.21
10.001 - 10.500	97	4,997,112.39	2.87	10.317	582	73.85
10.501 - 11.000	151	7,629,135.44	4.39	10.816	577	74.55
11.001 - 11.500	76	4,115,536.62	2.37	11.288	556	72.91
11.501 - 12.000	89	4,314,976.66	2.48	11.797	552	71.94
12.001 - 12.500	60	2,835,037.45	1.63	12.192	549	69.73
12.501 - 13.000	31	1,141,601.47	0.66	12.815	546	77.74
13.001 - 13.500	8	291,362.37	0.17	13.384	570	64.37
13.501 - 14.000	11	364,942.13	0.21	13.802	554	74.90
14.001 - 14.500	2	50,000.00	0.03	14.260	505	73.70
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 8.347%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
23,077 - 25,000	85	$2,120,596.60	1.22%	11.291%	585	73.81%
25,001 - 30,000	84	2,381,819.73	1.37	11.119	596	74.78
30,001 - 35,000	120	4,067,614.92	2.34	10.464	592	65.34
35,001 - 40,000	94	3,604,263.12	2.07	10.401	596	71.13
40,001 - 45,000	77	3,316,913.23	1.91	10.125	606	73.69
45,001 - 50,000	199	9,800,736.01	5.63	9.233	596	63.27
50,001 - 55,000	160	8,430,773.92	4.85	8.716	601	71.42
55,001 - 60,000	142	8,230,414.22	4.73	8.852	605	70.59
60,001 - 65,000	104	6,542,695.50	3.76	8.674	605	71.60
65,001 - 70,000	106	7,197,397.85	4.14	8.381	611	74.98
70,001 - 75,000	91	6,638,029.80	3.82	8.524	608	74.67
75,001 - 80,000	84	6,529,704.11	3.75	8.678	604	75.07
80,001 - 85,000	80	6,607,201.14	3.80	8.217	603	75.13
85,001 - 90,000	62	5,436,825.78	3.13	8.408	605	74.74
90,001 - 95,000	52	4,808,829.77	2.76	8.394	609	75.16
95,001 - 100,000	54	5,281,243.72	3.04	8.403	601	74.89
100,001 - 105,000	40	4,107,174.26	2.36	8.322	591	74.38
105,001 - 110,000	48	5,158,468.62	2.97	8.241	610	76.50
110,001 - 115,000	40	4,511,888.50	2.59	7.671	616	77.43
115,001 - 120,000	30	3,545,269.77	2.04	7.731	611	78.16
120,001 - 125,000	28	3,429,316.40	1.97	7.893	599	78.93
125,001 - 130,000	23	2,941,007.44	1.69	7.963	628	72.87
130,001 - 135,000	16	2,117,588.04	1.22	7.696	609	73.94
135,001 - 140,000	19	2,619,675.48	1.51	8.372	578	79.06
140,001 - 145,000	15	2,138,180.01	1.23	7.812	616	82.53
145,001 - 150,000	9	1,333,518.67	0.77	8.170	619	70.43
150,001 - 200,000	100	17,281,996.26	9.94	7.858	611	77.19
200,001 - 250,000	70	15,599,499.94	8.97	7.409	619	76.17
250,001 - 300,000	15	4,140,509.83	2.38	7.118	647	74.75
300,001 - 350,000	10	3,270,241.82	1.88	7.763	618	78.21
350,001 - 400,000	10	3,763,285.83	2.16	7.038	636	77.31
400,001 - 450,000	5	2,067,985.55	1.19	6.792	644	83.17
450,001 - 500,000	4	1,916,361.59	1.10	6.594	603	74.57
600,001 - 650,000	1	610,000.00	0.35	6.990	626	74.21
650,001 – 700,000	1	679,570.39	0.39	6.500	671	85.23
800,001 - 850,000	1	804,900.00	0.46	6.900	674	80.49
850,001 - 899,391	1	899,390.90	0.52	7.990	556	69.23
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $83,620.62.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Single Family	1,785	$151,019,056.78	86.83%	8.300%	608	74.34%
PUD	144	11,949,415.20	6.87	8.691	609	76.68
Condominium	64	4,436,426.11	2.55	8.731	627	67.49
Manufactured Housing	53	4,291,439.21	2.47	8.397	629	73.37
Townhome	27	1,829,453.95	1.05	8.668	597	78.82
Two- to Four-Family	7	405,097.47	0.23	9.526	651	64.19
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
= 60	10	$433,880.67	0.25%	8.572%	636	62.04%
61 - 120	66	3,712,452.17	2.13	8.772	616	62.95
121 - 180	298	18,422,855.38	10.59	8.521	612	69.16
181 - 240	253	16,734,847.87	9.62	8.647	615	72.05
241 - 300	33	2,639,052.28	1.52	8.150	612	72.43
301 - 360	1,420	131,987,800.35	75.89	8.276	607	75.73
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

The weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 322 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
59 - 60	10	$433,880.67	0.25%	8.572%	636	62.04%
61 - 120	67	3,747,003.12	2.15	8.756	616	62.72
121 - 180	300	18,567,661.25	10.68	8.527	612	69.34
181 - 240	250	16,555,491.05	9.52	8.644	615	71.94
241 - 300	34	2,662,129.17	1.53	8.189	612	72.39
301 - 360	1,419	131,964,723.46	75.87	8.275	607	75.73
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 321 months.

SEASONING OF GROUP I HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0	1,096	$88,805,577.83	51.06%	8.575%	604	74.11%
1 - 12	982	85,011,491.99	48.88	8.107	613	74.58
13 - 24	1	90,742.01	0.05	9.500	661	43.12
61 - 72	1	23,076.89	0.01	12.650	584	67.32
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Primary Home	2,050	$171,903,613.33	98.83%	8.331%	609	74.43%
Investment Property	17	981,749.12	0.56	10.576	605	69.45
Second Home	13	1,045,526.27	0.60	8.907	625	60.82
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
First Lien	1,463	$142,974,529.67	82.20%	7.932%	611	74.31%
Second Home	617	30,956,359.05	17.80	10.267	601	74.39
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Full Documentation	1,929	$157,510,258.19	90.56%	8.391%	605	75.10%
Stated Income	97	11,164,609.22	6.42	7.743	643	66.44
Limited Documentation	54	5,256,021.31	3.02	8.317	641	67.95
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
A+	371	$34,245,366.99	19.69%	7.331%	653	72.90%
A1	913	81,619,367.21	46.93	7.980	626	75.66
A2	415	31,012,269.57	17.83	8.973	569	76.07
B	258	17,790,283.46	10.23	9.678	543	72.41
C1	74	4,737,231.77	2.72	10.146	560	67.80
C2	10	744,531.26	0.43	10.022	545	58.11
D	39	3,781,838.46	2.17	11.500	536	64.40
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Not Available(3)	1	$167,500.00	0.10%	8.850%	0	84.90%
476 - 500	11	574,057.01	0.33	11.304	497	68.71
501 - 525	169	11,947,127.05	6.87	10.094	513	73.38
526 - 550	262	19,477,386.71	11.20	9.344	539	74.47
551 - 575	242	19,552,658.19	11.24	8.864	563	76.59
576 - 600	327	24,067,784.81	13.84	8.527	589	74.44
601 - 625	330	30,179,713.86	17.35	7.929	612	73.65
626 - 650	309	27,375,837.93	15.74	7.854	637	73.49
651 - 675	216	20,674,356.63	11.89	7.609	662	75.58
676 - 700	119	11,542,588.29	6.64	7.633	687	73.44
701 - 725	43	4,078,536.88	2.34	7.495	714	74.20
726 - 750	29	2,475,961.79	1.42	7.645	739	71.75
751 - 775	15	865,944.06	0.50	7.670	767	69.66
776 - 800	7	951,435.51	0.55	7.224	788	75.45
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

The weighted average Original Credit Score of the Group I Home Equity Loans (excluding Group I Home Equity Loans for which a credit score is not available) is approximately 609.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS(1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
0.00 - 5.00	1,465	$143,024,529.67	82.23%	7.933%	610	74.31%
5.01 - 10.00	22	659,121.94	0.38	11.043	607	73.84
10.01 - 15.00	132	4,977,635.96	2.86	10.707	597	77.89
15.01 - 20.00	141	6,427,989.01	3.70	10.340	603	76.34
20.01 - 25.00	112	5,659,999.52	3.25	10.155	598	74.03
25.01 - 30.00	85	4,836,709.28	2.78	10.060	607	75.60
30.01 - 35.00	52	3,440,162.98	1.98	9.968	601	72.89
35.01 - 40.00	21	1,465,786.30	0.84	9.989	587	73.07
40.01 - 45.00	18	1,103,180.55	0.63	9.976	625	66.53
45.01 - 50.00	12	922,089.26	0.53	10.292	603	70.19
50.01 - 55.00	10	808,674.13	0.46	10.252	581	68.93
55.01 - 60.00	1	90,880.33	0.05	10.290	693	54.87
65.01 - 70.00	3	156,832.66	0.09	9.418	578	62.45
70.01 - 75.00	1	68,000.00	0.04	11.750	568	31.44
75.01 - 80.00	2	139,099.26	0.08	11.090	587	69.34
80.01 - 85.00	1	35,250.00	0.02	11.500	581	85.00
85.01 – 90.00	1	64,958.55	0.04	8.250	561	73.97
95.01 – 100.00	1	49,989.32	0.03	13.300	577	23.04
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

(1)

Applies only to Home Equity Loans in the second lien position.  The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgage property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Fixed IO	8	$1,838,981.89	1.06%	6.977%	629	71.39%
Fixed	2,062	171,285,577.97	98.48	8.356	609	74.32
Balloon	10	806,328.86	0.46	9.692	613	82.04
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Prepayment Penalty	1,180	$112,170,817.91	64.49%	8.006%	609	75.49%
No Prepayment Penalty	900	61,760,070.81	35.51	8.968	609	72.21
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. CLTV
Cash Out Refinance	1,767	$141,283,340.62	81.23%	8.443%	607	73.14%
Purchase	49	4,698,854.97	2.70	7.654	636	81.90
Rate / Term Refinance	264	27,948,693.13	16.07	7.981	614	79.01
Total	2,080	$173,930,888.72	100.00%	8.347%	609	74.32%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$140,965.41	$31,296.71 - $357,000.00
Wtd. Avg. Coupon Rate (approximate)	7.198%	4.500% - 10.480%
Wtd. Avg. Gross Margin (approximate)	6.338%	2.250% - 7.990%
Wtd. Avg. Maximum Rate (approximate) (1)	14.170%	10.500% - 16.900%
Wtd. Avg. Minimum Rate (approximate) (1)	7.198%	4.500% - 10.480%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.41%	11.36% - 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 Mths	360 Mths - 360 Mths
Wtd. Avg. Remaining Term to Maturity (approximate)	359 Mths	354 Mths - 360 Mths
Wtd. Avg. Original Credit Score (approximate)	586	501 - 800
Maximum Seasoning	6 Mths
% of Second Liens	0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$537,956.05
All Other Properties	$126,048,984.44
2/28 Adjustable Rate Interest Only Loans (2)	0.00%
3/27 Adjustable Rate Interest Only Loans (3)	0.00%
Latest Maturity Date	February 15, 2035
Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.00%
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (4)	0.00%
Six-Month Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding
Group II Principal Loan Balance	0.73%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	6 Mths	5 Mths - 6 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	1.000%	1.000% - 1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.000%	1.000% - 1.000%
2/28 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	82.06%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	23 Mths	18 Mths - 24 Mths.
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.107%	1.000% - 3.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.041%	1.000% - 2.000%
3/27 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	16.82%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	35 Mths	31 Mths - 36 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.940%	2.000% - 3.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (6)	1.055%	1.000% - 1.500%
5/25 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.39%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	59 Mths	59 Mths - 60 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (6)	2.000%	2.000% - 2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (6)	2.000%	2.000% - 2.000%

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.\

(3)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

Approximately 78.57% of the aggregate outstanding loan balance of the Group II Home Equity Loans had first monthly payments due on or after January 1, 2005, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(5)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

Above the then current coupon rate.

(7)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "2/28 Adjustable Rate Loans" include 2/28 Adjustable Rate Interest Only Loans.

(8)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "3/27 Adjustable Rate Loans" include 3/27 Adjustable Rate Interest Only Loans.

(9)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Arizona	23	$3,092,683.99	2.44%	7.293%	564	83.82%
Arkansas	4	356,665.02	0.28	7.945	600	85.89
California	104	21,740,357.66	17.17	6.549	597	75.09
Colorado	15	2,257,006.48	1.78	7.395	567	88.87
Connecticut	20	3,419,426.52	2.70	6.919	559	78.87
Delaware	7	1,178,071.92	0.93	7.545	577	89.09
Florida	64	8,977,745.97	7.09	7.220	586	83.42
Georgia	24	3,086,740.66	2.44	7.309	609	81.28
Idaho	6	838,241.07	0.66	7.294	548	88.17
Illinois	7	892,403.25	0.70	8.165	565	81.39
Indiana	25	2,635,082.29	2.08	7.378	578	83.85
Iowa	6	664,917.03	0.53	8.107	562	88.98
Kansas	2	268,050.00	0.21	8.303	553	88.66
Kentucky	20	2,332,364.85	1.84	7.283	581	85.87
Louisiana	19	2,042,472.95	1.61	7.425	547	85.32
Maine	3	574,018.83	0.45	7.899	551	83.19
Maryland	22	4,378,791.85	3.46	7.301	575	82.47
Massachusetts	10	1,643,083.48	1.30	6.807	604	70.69
Michigan	27	2,587,388.38	2.04	7.486	586	82.63
Minnesota	12	1,915,305.75	1.51	7.898	556	85.60
Mississippi	8	767,401.66	0.61	7.604	613	81.12
Missouri	24	2,540,408.14	2.01	7.397	585	82.68
Montana	3	265,148.93	0.21	8.092	594	66.90
Nebraska	11	1,041,714.79	0.82	7.654	570	87.14
Nevada	13	2,885,887.38	2.28	7.350	571	81.83
New Hampshire	8	1,497,788.97	1.18	7.177	564	82.67
New Jersey	22	4,160,315.43	3.29	7.395	582	80.51
New Mexico	5	558,737.92	0.44	6.913	602	84.91
New York	38	5,826,526.26	4.60	6.861	621	76.19
North Carolina	27	3,268,688.13	2.58	7.712	578	84.39
Ohio	55	5,998,448.73	4.74	7.690	571	88.20
Oklahoma	9	1,087,503.16	0.86	7.685	563	87.23
Oregon	6	885,407.62	0.70	6.690	606	86.85
Pennsylvania	43	4,417,264.13	3.49	7.136	600	81.43
Rhode Island	9	1,851,303.24	1.46	6.459	598	82.12
South Carolina	13	1,359,699.88	1.07	7.744	617	85.18
South Dakota	2	172,350.28	0.14	8.223	531	91.05
Tennessee	19	2,240,492.54	1.77	7.850	589	88.26
Texas	83	8,385,425.28	6.62	7.288	592	78.91
Utah	5	612,710.04	0.48	6.979	572	88.33
Virginia	36	6,351,695.83	5.02	7.343	573	82.10
Washington	24	3,859,938.00	3.05	7.302	590	83.17
West Virginia	4	441,882.72	0.35	6.543	592	82.97
Wisconsin	11	1,229,383.48	0.97	7.301	626	82.06
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
11.36 - 15.00	2	$104,521.26	0.08%	7.896%	718	12.62%
15.01 - 20.00	3	244,958.91	0.19	6.761	587	19.84
20.01 - 25.00	2	100,000.00	0.08	7.575	567	20.62
25.01 - 30.00	5	379,602.22	0.30	6.761	591	27.49
30.01 - 35.00	4	292,276.43	0.23	8.256	570	33.72
35.01 - 40.00	5	386,855.48	0.31	7.566	589	36.58
40.01 - 45.00	4	438,767.99	0.35	6.521	572	42.46
45.01 - 50.00	6	1,160,756.95	0.92	6.109	593	48.06
50.01 - 55.00	10	1,341,277.41	1.06	6.791	584	52.62
55.01 - 60.00	15	1,849,335.61	1.46	6.301	627	57.49
60.01 - 65.00	30	4,481,405.11	3.54	6.805	580	63.28
65.01 - 70.00	36	5,155,771.81	4.07	7.079	579	68.33
70.01 - 75.00	55	8,709,382.49	6.88	6.994	588	73.22
75.01 - 80.00	200	27,730,055.64	21.91	6.836	607	78.98
80.01 - 85.00	101	15,035,608.67	11.88	7.413	582	82.81
85.01 - 90.00	292	39,758,956.44	31.41	7.487	579	88.48
90.01 - 95.00	121	18,272,435.08	14.43	7.311	565	91.49
95.01 - 100.00	7	1,144,972.99	0.90	7.968	663	99.23
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 81.41%.

COUPON RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
4.500 - 4.500	1	$99,868.31	0.08%	4.500%	709	55.56%
4.501 - 5.000	1	63,852.12	0.05	4.550	754	58.18
5.001 - 5.500	8	1,336,222.77	1.06	5.448	626	75.04
5.501 - 6.000	117	19,932,695.58	15.75	5.850	637	76.27
6.001 - 6.500	96	14,145,666.59	11.17	6.308	611	77.90
6.501 - 7.000	140	21,951,730.64	17.34	6.821	589	82.05
7.001 - 7.500	137	19,289,617.46	15.24	7.326	578	83.49
7.501 - 8.000	197	25,852,771.98	20.42	7.803	562	84.65
8.001 - 8.500	116	13,296,541.93	10.50	8.289	559	80.92
8.501 - 9.000	68	8,416,000.94	6.65	8.747	553	84.43
9.001 - 9.500	12	1,576,479.98	1.25	9.252	539	83.66
9.501 - 10.000	4	553,608.66	0.44	9.727	521	87.32
10.001 - 10.480	1	71,883.53	0.06	10.480	535	96.00
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 7.198%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS(1)

Range or Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
2.250 - 2.500	5	$490,895.43	0.39%	7.104%	631	81.30%
3.501 - 4.000	1	238,790.59	0.19	6.950	562	63.39
4.001 - 4.500	7	1,360,879.66	1.08	5.506	606	82.88
4.501 - 5.000	59	9,943,953.53	7.86	5.839	647	77.23
5.001 - 5.500	110	17,267,860.67	13.64	6.084	612	76.37
5.501 - 6.000	110	17,444,400.16	13.78	6.586	603	79.89
6.001 - 6.500	147	21,006,625.39	16.59	7.141	583	83.55
6.501 - 7.000	176	23,847,146.61	18.84	7.639	565	83.37
7.001 - 7.500	171	22,276,255.98	17.6	8.004	564	83.03
7.501 - 7.990	112	12,710,132.47	10.04	8.658	557	83.77
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 6.338%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS(1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
10.500 - 10.500	1	$99,868.31	0.08%	4.500%	709	55.56%
10.501 - 11.000	1	63,852.12	0.05	4.550	754	58.18
11.001 - 11.500	1	186,836.79	0.15	5.125	647	74.11
11.501 - 12.000	1	152,564.51	0.12	5.500	669	78.41
12.001 - 12.500	8	1,352,574.46	1.07	5.763	611	76.90
12.501 - 13.000	120	20,580,266.43	16.26	5.876	637	76.31
13.001 - 13.500	96	14,075,160.68	11.12	6.343	609	77.67
13.501 - 14.000	144	22,476,631.90	17.76	6.857	590	82.36
14.001 - 14.500	136	18,954,597.91	14.97	7.335	578	83.60
14.501 - 15.000	191	24,905,080.13	19.67	7.805	560	84.67
15.001 - 15.500	116	13,399,768.97	10.59	8.312	559	81.00
15.501 - 16.000	70	8,637,643.33	6.82	8.773	553	84.58
16.001 - 16.500	10	1,298,245.15	1.03	9.218	534	82.77
16.501 - 17.000	3	403,849.80	0.32	9.858	514	87.25
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.170%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
June 2005	2	$378,025.81	0.30%	7.977%	562	65.31%
July 2005	2	397,895.00	0.31	7.977	549	88.25
August 2005	1	153,882.00	0.12	6.850	587	85.49
July 2006	3	375,812.16	0.30	7.567	608	86.67
August 2006	2	342,037.09	0.27	7.418	564	71.41
September 2006	3	268,690.16	0.21	7.942	569	83.61
November 2006	147	21,677,808.82	17.12	7.008	598	79.29
December 2006	266	37,260,982.60	29.44	7.194	581	82.61
January 2007	219	32,017,630.47	25.29	7.207	587	81.27
February 2007	91	11,935,964.95	9.43	7.449	589	81.13
August 2007	1	87,782.39	0.07	9.550	519	79.96
November 2007	30	4,372,697.58	3.45	6.921	596	81.78
December 2007	46	6,024,867.62	4.76	7.055	585	82.85
January 2008	58	7,950,286.41	6.28	7.357	572	81.47
February 2008	22	2,851,682.00	2.25	7.446	557	82.37
December 2009	3	297,580.43	0.24	6.917	648	74.76
February 2010	2	193,315.00	0.15	7.391	606	91.36
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
31,297 - 35,000	1	$31,296.71	0.02%	7.490%	765	90.00%
35,001 - 40,000	1	40,000.00	0.03	6.500	705	88.89
40,001 - 45,000	4	173,227.83	0.14	7.376	586	76.57
45,001 - 50,000	13	649,186.09	0.51	7.761	581	55.79
50,001 - 55,000	24	1,257,081.12	0.99	7.454	615	76.58
55,001 - 60,000	19	1,099,747.69	0.87	7.802	586	64.84
60,001 - 65,000	36	2,257,029.64	1.78	7.677	587	80.69
65,001 - 70,000	28	1,890,591.56	1.49	7.617	582	79.47
70,001 - 75,000	35	2,555,843.51	2.02	7.586	590	79.90
75,001 - 80,000	27	2,100,905.35	1.66	7.294	611	81.03
80,001 - 85,000	29	2,394,832.63	1.89	7.644	585	83.88
85,001 - 90,000	21	1,848,939.39	1.46	7.714	589	80.11
90,001 - 95,000	35	3,253,871.58	2.57	7.407	578	83.47
95,001 - 100,000	32	3,139,252.60	2.48	6.964	603	77.25
100,001 - 105,000	29	2,979,918.80	2.35	7.496	585	87.19
105,001 - 110,000	35	3,773,847.22	2.98	7.544	578	84.18
110,001 - 115,000	41	4,611,783.71	3.64	7.150	595	83.05
115,001 - 120,000	39	4,581,311.08	3.62	7.210	594	82.87
120,001 - 125,000	18	2,211,790.79	1.75	6.999	582	78.33
125,001 - 130,000	25	3,191,771.42	2.52	7.274	590	82.33
130,001 - 135,000	23	3,035,589.56	2.40	7.175	586	82.28
135,001 - 140,000	24	3,306,153.69	2.61	7.229	590	80.99
140,001 - 145,000	20	2,853,631.40	2.25	7.276	597	83.44
145,001 - 150,000	13	1,922,755.48	1.52	7.859	560	85.23
150,001 - 200,000	148	25,566,847.27	20.20	7.269	582	82.43
200,001 - 250,000	90	19,945,108.11	15.76	7.144	577	79.18
250,001 - 300,000	53	14,477,753.35	11.44	6.869	582	81.46
300,001 - 350,000	30	9,670,322.98	7.64	6.651	598	82.43
350,001 - 357,000	5	1,766,549.93	1.40	6.964	612	87.06
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $140,965.41.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Single Family	786	$108,324,176.87	85.57%	7.234%	585	81.49%
PUD	68	11,835,069.79	9.35	7.023	588	83.13
Condominium	34	4,858,985.05	3.84	7.003	602	77.38
Townhome	7	1,030,752.73	0.81	6.633	592	79.20
Two- to Four-Family	3	537,956.05	0.42	6.627	609	68.66
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
360	898	$126,586,940.49	100.00%	7.198%	586	81.41%
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

The weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
359 - 360	898	$126,586,940.49	100.00%	7.198%	586	81.41%
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 359 months.

SEASONING OF GROUP II HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
0	395	$55,500,655.83	43.84%	7.298%	584	81.42%
1 - 12	503	71,086,284.66	56.16	7.120	587	81.41
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Primary Home	880	$124,826,822.24	98.61%	7.192%	585	81.51%
Second Home	9	1,030,662.12	0.81	7.445	617	75.51
Investment Property	9	729,456.13	0.58	7.964	640	72.84
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

LIEN POSITIONS OF GROUP II HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
First Lien	898	$126,586,940.49	100.00%	7.198%	586	81.41%
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Full Documentation	885	$124,836,908.32	98.62%	7.201%	585	81.53%
Limited Documentation	13	1,750,032.17	1.38	6.991	626	73.33
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
A+	98	$13,991,049.74	11.05%	6.231%	660	75.80%
A1	313	44,593,673.55	35.23	6.770	612	82.88
A2	332	46,310,546.47	36.58	7.517	560	83.33
B	115	15,849,540.76	12.52	7.926	535	79.45
C1	34	4,668,451.02	3.69	8.274	557	74.78
C2	6	1,173,678.95	0.93	8.293	527	70.18
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
501 - 525	85	$11,537,218.30	9.11%	8.083%	515	79.54%
526 - 550	181	26,788,456.62	21.16	7.616	538	83.41
551 - 575	163	23,269,045.27	18.38	7.494	562	82.65
576 - 600	142	20,064,458.75	15.85	7.110	587	81.60
601 - 625	132	18,266,208.66	14.43	6.825	613	80.38
626 - 650	95	13,448,448.44	10.62	6.504	638	79.04
651 - 675	42	6,071,167.85	4.80	6.515	662	81.12
676 - 700	19	2,071,369.46	1.64	6.576	687	83.24
701 - 725	13	1,829,234.84	1.45	6.387	715	76.66
726 - 750	14	1,998,705.99	1.58	6.206	738	83.13
751 - 775	6	699,517.62	0.55	5.913	754	74.12
776 - 800	6	543,108.69	0.43	6.137	788	71.59
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

(1)

The weighted average Original Credit Score of the Group II Home Equity Loans (excluding Group II Home Equity Loans for which a credit score is not available) is approximately 586.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
2/28 ARM	731	$103,878,926.25	82.06%	7.192%	587	81.31%
3/27 ARM	157	21,287,316.00	16.82	7.203	578	82.04
5/25 ARM	5	490,895.43	0.39	7.104	631	81.30
6-Month ARM	5	929,802.81	0.73	7.791	561	78.47
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Prepayment Penalty	590	$85,569,401.43	67.60%	7.133%	582	81.78%
No Prepayment Penalty	308	41,017,539.06	32.40	7.335	594	80.65
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Cash Out Refinance	608	$87,811,539.17	69.37%	7.160%	584	79.50%
Rate / Term Refinance	173	24,322,977.70	19.21	7.318	586	86.36
Purchase	117	14,452,423.62	11.42	7.228	595	84.73
Total	898	$126,586,940.49	100.00%	7.198%	586	81.41%

GROUP III HOME EQUITY LOANS
The following summary information with respect to the Group III Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$148,971.92	$29,835.00 - $759,407.13
Wtd. Avg. Coupon Rate (approximate)	7.357%	4.250% - 11.850%
Wtd. Avg. Gross Margin (approximate)	6.544%	2.250% - 11.630%
Wtd. Avg. Maximum Rate (approximate) (1)	14.334%	10.250% - 18.850%
Wtd. Avg. Minimum Rate (approximate) (1)	7.357%	4.250% - 11.850%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	80.48%	11.90% - 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 Mths	360 Mths - 360 Mins
Wtd. Avg. Remaining Term to Maturity (approximate)	359 Mths	350 Mths - 360 Mths
Wtd. Avg. Original Credit Score (approximate) (2)	587	460 - 806
Maximum Seasoning	10 Mths
% of Second Liens	0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$2,533,261.50
All Other Properties	$697,038,886.32
2/28 Adjustable Rate Interest Only Loans (3)	9.52%
3/27 Adjustable Rate Interest Only Loans (4)	3.93%
Balloon Payments (as a percent of
the aggregate outstanding loan balance)	0.00%
Latest Maturity Date	February 15, 2035
30 to 59 day Delinquencies (as a percent of the aggregate outstanding loan balance) (5)…..………………………………………………….	0.08%
Six-Month Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding
Group III Principal Loan Balance	0.52%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	5 Mths	4 Mths - 6 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	1.000%	1.000% - 1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.000%	1.000% - 1.000%
2/28 Adjustable Rate Loans (8)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	81.05%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	23 Mths	14 Mths - 24 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.189%	1.5000% - 7.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.083%	1.000% - 2.000%
3/27 Adjustable Rate Loans (9)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	18.08%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	35 Mths	26 Mths - 36 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.963%	1.5000% - 3.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (7)	1.155%	1.000% - 2.000%
5/25 Adjustable Rate Loans (10)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	0.35%
Wtd. Avg. Remaining Period to
Coupon Rate Adjustment (approximate)	60 Mths	58 Mths - 60 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (7)	2.000%	2.000% - 2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (7)	2.000%	2.000% - 2.000%

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group III Home Equity Loans.

(2)

Excludes 1 Home Equity Loans for which a credit score is not available.

(3)

"2/28 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 24 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(4)

"3/27 Adjustable Rate Interest Only Loans" provide for payments of interest but not principal for the first 36 months or 60 months and thereafter payments of principal and interest on a monthly basis.

(5)

Approximately 77.80% of the aggregate outstanding loan balance of the Group III Home Equity Loans had first monthly payments due on or after January 1, 2005, so it was not possible for these loans to be 30 days past due as of the Statistical Calculation Date.

(6)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

Above the then current coupon rate.

(8)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "2/28 Adjustable Rate Loans" include 2/28 Adjustable Rate Interest Only Loans.

(9)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.  "3/27 Adjustable Rate Loans" include 3/27 Adjustable Rate Interest Only Loans.

(10)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group III Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP III HOME EQUITY LOANS(1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Arizona	127	$18,079,437.34	2.58%	7.224%	586	83.01%
Arkansas	25	1,771,823.10	0.25	8.446	570	76.94
California	627	164,932,466.12	23.58	6.585	598	78.53
Colorado	89	16,408,648.71	2.35	6.946	600	82.92
Connecticut	54	11,242,346.22	1.61	7.214	580	74.77
Delaware	31	4,826,195.91	0.69	7.251	575	83.60
Florida	326	48,041,035.94	6.87	7.165	588	81.77
Georgia	163	21,360,879.21	3.05	7.939	588	83.52
Idaho	9	1,071,019.68	0.15	8.452	602	80.91
Illinois	28	3,780,748.32	0.54	7.691	590	84.57
Indiana	133	12,462,954.33	1.78	7.865	567	84.20
Iowa	56	4,948,013.45	0.71	8.235	570	84.25
Kansas	27	2,440,955.85	0.35	8.107	586	84.34
Kentucky	68	6,162,520.15	0.88	7.760	577	85.26
Louisiana	85	7,929,029.05	1.13	7.901	561	83.40
Maine	19	2,317,903.02	0.33	7.539	583	76.29
Maryland	148	29,120,716.91	4.16	7.474	577	82.44
Massachusetts	55	12,457,279.87	1.78	6.937	600	76.02
Michigan	135	15,005,402.61	2.14	7.953	570	83.50
Minnesota	32	5,228,292.89	0.75	7.592	581	84.46
Mississippi	21	1,775,237.70	0.25	7.445	606	82.11
Missouri	98	9,305,955.36	1.33	8.056	572	85.57
Montana	12	1,432,571.59	0.20	7.628	597	76.69
Nebraska	25	2,637,112.49	0.38	7.386	587	82.85
Nevada	82	17,458,621.68	2.50	7.356	590	82.28
New Hampshire	22	3,543,698.53	0.51	6.974	585	81.90
New Jersey	120	24,150,229.48	3.45	7.664	587	75.86
New Mexico	62	7,664,406.48	1.10	8.001	609	82.03
New York	178	29,847,226.06	4.27	7.661	582	75.84
North Carolina	116	14,518,199.97	2.08	7.948	593	81.60
North Dakota	2	141,896.48	0.02	7.064	588	83.16
Ohio	222	24,231,200.85	3.46	7.741	572	84.39
Oklahoma	59	5,148,780.32	0.74	7.776	586	81.75
Oregon	33	4,269,657.30	0.61	7.243	595	79.45
Pennsylvania	191	21,307,800.83	3.05	7.738	577	82.49
Rhode Island	22	4,258,438.05	0.61	6.736	592	77.29
South Carolina	54	5,894,328.78	0.84	8.123	575	84.28
South Dakota	7	603,191.03	0.09	8.548	546	86.71
Tennessee	89	9,225,768.70	1.32	7.505	584	84.83
Texas	588	53,772,163.40	7.69	7.998	584	77.68
Utah	22	3,422,287.40	0.49	6.789	604	83.84
Vermont	11	1,426,701.26	0.20	7.822	622	75.03
Virginia	198	31,355,765.82	4.48	7.597	574	80.31
Washington	132	22,837,377.41	3.26	7.109	594	82.35
West Virginia	32	3,488,854.30	0.50	8.320	562	81.05
Wisconsin	50	5,377,237.09	0.77	8.345	585	82.19
Wyoming	11	889,770.78	0.13	7.672	587	83.11
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP III HOME EQUITY LOANS(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
11.90 - 15.00	3	$179,903.11	0.03%	8.118%	616	13.37%
15.01 - 20.00	2	199,724.29	0.03	6.650	556	18.43
20.01 - 25.00	8	1,026,597.07	0.15	8.012	604	22.68
25.01 - 30.00	12	783,403.97	0.11	7.872	620	28.19
30.01 - 35.00	17	1,398,466.00	0.2	7.526	598	32.73
35.01 - 40.00	21	1,657,508.23	0.24	8.023	572	38.26
40.01 - 45.00	49	5,188,757.45	0.74	7.769	593	43.28
45.01 - 50.00	58	6,254,902.12	0.89	7.293	587	47.79
50.01 - 55.00	66	8,296,574.67	1.19	6.934	593	53.27
55.01 - 60.00	107	13,804,532.66	1.97	7.206	585	58.19
60.01 - 65.00	134	17,586,398.10	2.51	7.279	589	62.68
65.01 - 70.00	224	33,676,536.69	4.81	7.119	596	68.01
70.01 - 75.00	362	51,010,755.83	7.29	7.364	586	73.11
75.01 - 80.00	1,297	194,232,233.66	27.76	7.185	600	79.02
80.01 - 85.00	686	103,890,945.30	14.85	7.535	578	82.75
85.01 - 90.00	1,134	178,136,924.81	25.46	7.424	581	88.53
90.01 - 95.00	508	80,762,317.92	11.54	7.515	572	91.44
95.01 - 100.00	8	1,485,665.94	0.21	7.695	629	99.71
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

The weighted average Original Combined Loan-to-Value Ratio of the Group III Home Equity Loans is approximately 80.48%.

COUPON RATES OF GROUP III HOME EQUITY LOANS(1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
4.250 - 4.500	2	$580,000.00	0.08%	4.379%	654	68.08%
5.001 - 5.500	51	12,089,726.90	1.73	5.498	637	78.15
5.501 - 6.000	473	103,827,733.10	14.84	5.859	623	78.34
6.001 - 6.500	515	98,267,240.10	14.05	6.326	615	79.27
6.501 - 7.000	719	123,787,738.10	17.69	6.826	599	80.94
7.001 - 7.500	559	84,115,647.89	12.02	7.327	587	82.14
7.501 - 8.000	719	95,901,691.05	13.71	7.822	567	82.24
8.001 - 8.500	438	56,077,722.33	8.02	8.327	558	82.23
8.501 - 9.000	530	59,753,013.04	8.54	8.826	548	81.21
9.001 - 9.500	230	23,711,638.24	3.39	9.319	549	80.86
9.501 - 10.000	254	24,737,249.68	3.54	9.809	547	77.59
10.001 - 10.500	91	7,625,675.98	1.09	10.308	535	76.00
10.501 - 11.000	81	6,810,379.70	0.97	10.814	539	77.09
11.001 - 11.500	25	1,654,703.48	0.24	11.226	533	74.97
11.501 - 12.000	9	631,988.23	0.09	11.643	532	77.63
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

 As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group III Home Equity Loans is approximately 7.357%.

GROSS MARGINS OF GROUP III HOME EQUITY LOANS(1)

Range or Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
2.250 - 2.500	13	$2,420,142.97	0.35%	5.960%	628	83.20%
3.501 - 4.000	3	267,783.17	0.04	6.881	614	66.17
4.001 - 4.500	29	6,737,457.43	0.96	5.597	648	79.34
4.501 - 5.000	267	60,093,360.89	8.59	5.820	625	77.85
5.001 - 5.500	478	94,382,416.83	13.49	6.138	619	79.26
5.501 - 6.000	636	113,039,522.47	16.16	6.582	606	80.03
6.001 - 6.500	625	102,629,552.33	14.67	7.067	590	82.11
6.501 - 7.000	645	93,131,688.27	13.31	7.541	577	81.62
7.001 - 7.500	545	72,317,373.31	10.34	7.989	567	82.43
7.501 - 8.000	439	52,046,070.56	7.44	8.516	551	80.66
8.001 - 8.500	405	44,326,157.80	6.34	8.964	546	81.28
8.501 - 9.000	276	29,379,091.57	4.20	9.422	551	79.63
9.001 - 9.500	152	14,157,761.68	2.02	9.950	549	76.68
9.501 - 10.000	96	8,271,593.19	1.18	10.389	537	77.08
10.001 - 10.500	61	4,750,769.52	0.68	10.862	540	76.91
10.501 - 11.000	22	1,411,450.16	0.20	11.327	527	77.02
11.001 - 11.500	3	157,702.91	0.02	11.704	521	69.40
11.501 - 11.630	1	52,252.76	0.01	11.680	545	80.49
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group III Home Equity Loans is approximately 6.544%.

MAXIMUM RATES OF GROUP III HOME EQUITY LOANS(1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
10.250 - 10.500	3	$654,417.65	0.09%	4.731%	648	70.56%
11.001 - 11.500	1	131,855.52	0.02	5.500	594	80.00
11.501 - 12.000	7	1,874,628.17	0.27	6.319	627	85.57
12.001 - 12.500	58	13,142,195.12	1.88	5.574	634	78.26
12.501 - 13.000	478	104,462,652.92	14.93	5.879	622	78.15
13.001 - 13.500	515	98,463,625.56	14.07	6.338	615	79.25
13.501 - 14.000	718	122,840,467.03	17.56	6.838	599	81.03
14.001 - 14.500	562	84,761,346.60	12.12	7.350	586	82.27
14.501 - 15.000	722	96,070,252.19	13.73	7.840	567	82.31
15.001 - 15.500	430	55,043,272.96	7.87	8.343	558	82.28
15.501 - 16.000	523	58,740,206.42	8.40	8.842	547	81.04
16.001 - 16.500	232	23,157,553.63	3.31	9.332	548	80.53
16.501 - 17.000	252	24,148,682.21	3.45	9.821	547	77.34
17.001 - 17.500	87	7,478,688.31	1.07	10.327	535	76.32
17.501 - 18.000	76	6,477,606.83	0.93	10.821	538	77.28
18.001 - 18.500	23	1,492,708.47	0.21	11.220	530	74.32
18.501 - 18.850	9	631,988.23	0.09	11.643	532	77.63
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group III Home Equity Loans is approximately 14.334%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP III HOME EQUITY LOANS

Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
May 2005………	5	$599,139.48	0.09%	8.344%	554	78.90%
June 2005………	5	1,175,324.77	0.17	6.578	568	77.39
July 2005……….	5	1,618,033.00	0.23	7.007	588	77.66
August 2005…….	1	262,000.00	0.04	5.800	522	74.43
March 2006……..	3	256,512.28	0.04	8.086	565	82.37
April 2006………	1	34,666.59	0.00	9.900	505	51.47
July 2006………..	1	212,983.09	0.03	7.250	545	89.10
August 2006…….	6	594,236.94	0.08	8.962	572	85.86
September 2006…	10	1,467,185.35	0.21	8.124	565	80.53
October 2006……	5	501,807.22	0.07	8.044	583	73.49
November 2006….	861	123,129,520.55	17.60	7.551	583	80.19
December 2006….	1,291	198,781,785.89	28.41	7.338	586	80.47
January 2007…….	1,117	164,821,697.71	23.56	7.420	587	79.90
February 2007……	496	77,201,956.57	11.04	7.417	587	80.21
March 2007………	2	258,885.15	0.04	8.270	592	81.99
August 2007……..	1	66,813.84	0.01	8.990	569	71.28
September 2007….	3	253,708.70	0.04	8.146	543	90.62
November 2007…..	192	27,527,718.72	3.93	7.057	592	80.10
December 2007…..	282	40,848,133.69	5.84	6.941	597	82.33
January 2008……..	287	42,348,152.14	6.05	7.225	588	82.11
February 2008…….	109	15,191,743.17	2.17	7.159	594	81.79
November 2009…..	2	371,209.98	0.05	6.509	625	87.95
December 2009……	3	329,582.24	0.05	6.656	606	84.56
January 2010………	4	876,630.75	0.13	5.917	650	82.16
February 2010……..	4	842,720.00	0.12	5.492	616	81.67
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

LOAN BALANCES OF GROUP III HOME EQUITY LOANS(1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
29,835 - 30,000	1	$29,835.00	0.00%	8.250%	644	90.00%
30,001 - 35,000	32	1,101,991.66	0.16	9.269	575	60.73
35,001 - 40,000	28	1,080,223.55	0.15	9.369	580	68.36
40,001 - 45,000	38	1,638,049.38	0.23	9.293	574	69.22
45,001 - 50,000	144	7,112,016.58	1.02	8.545	578	68.21
50,001 - 55,000	192	10,074,946.22	1.44	8.558	568	76.39
55,001 - 60,000	176	10,179,683.65	1.46	8.299	569	77.06
60,001 - 65,000	176	11,044,000.89	1.58	8.319	572	79.44
65,001 - 70,000	154	10,439,545.58	1.49	8.086	581	77.63
70,001 - 75,000	158	11,476,780.79	1.64	8.073	576	78.89
75,001 - 80,000	175	13,576,111.44	1.94	8.149	575	79.31
80,001 - 85,000	139	11,503,256.27	1.64	7.964	566	80.02
85,001 - 90,000	161	14,144,059.89	2.02	7.856	577	80.27
90,001 - 95,000	129	11,972,246.06	1.71	7.913	579	80.68
95,001 - 100,000	143	13,978,438.56	2.00	7.918	582	78.53
100,001 - 105,000	135	13,847,739.18	1.98	7.827	573	81.60
105,001 - 110,000	141	15,162,281.67	2.17	7.656	583	81.34
110,001 - 115,000	115	12,933,600.07	1.85	7.833	577	81.85
115,001 - 120,000	151	17,767,138.66	2.54	7.708	583	80.44
120,001 - 125,000	108	13,285,589.92	1.90	7.646	584	81.19
125,001 - 130,000	124	15,838,221.24	2.26	7.623	580	81.81
130,001 - 135,000	102	13,550,726.44	1.94	7.568	576	82.93
135,001 - 140,000	99	13,637,375.99	1.95	7.463	592	80.46
140,001 - 145,000	111	15,860,840.98	2.27	7.627	578	82.42
145,001 - 150,000	89	13,139,292.74	1.88	7.515	580	81.37
150,001 - 200,000	633	109,411,859.12	15.64	7.445	584	80.18
200,001 - 250,000	380	84,900,377.98	12.14	7.104	590	80.24
250,001 - 300,000	251	68,852,812.29	9.84	7.033	592	81.52
300,001 - 350,000	150	48,444,110.72	6.92	6.672	606	82.03
350,001 - 400,000	118	44,206,343.23	6.32	6.801	591	81.82
400,001 - 450,000	58	24,306,618.54	3.47	6.553	620	80.69
450,001 - 500,000	49	23,398,459.71	3.34	6.583	592	81.30
500,001 - 550,000	11	5,757,919.52	0.82	6.745	592	77.96
550,001 - 600,000	10	5,745,909.48	0.82	6.576	592	82.66
600,001 - 650,000	3	1,875,797.50	0.27	6.236	581	76.62
650,001 - 700,000	7	4,659,881.76	0.67	6.696	616	81.74
700,001 - 750,000	4	2,878,658.43	0.41	6.344	584	80.13
750,001 – 759,407	1	759,407.13	0.11	7.250	584	80.00
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group III Home Equity Loans is approximately $148,971.92.

TYPES OF MORTGAGED PROPERTIES OF GROUP III HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Single Family	3,877	$554,621,394.29	79.28%	7.407%	584	80.28%
PUD	401	87,682,806.26	12.53	7.028	599	83.35
Condominium	160	26,997,717.93	3.86	7.022	610	77.80
Manufactured Housing	151	16,466,627.25	2.35	7.684	601	76.50
Townhome	89	11,270,340.59	1.61	7.683	572	82.60
Two- to Four-Family	18	2,533,261.50	0.36	7.628	614	69.92
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

ORIGINAL TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS(1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
360	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

The weighted average Original Term to Maturity of the Group III Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS(1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
350 - 360	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group III Home Equity Loans is approximately 359 months.

SEASONING OF GROUP III HOME EQUITY LOANS(1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
0	2,023	$303,162,933.34	43.34%	7.366%	587	80.38%
1 - 12	2,673	396,409,214.48	56.66	7.350	587	80.56
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group III Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP III HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Primary Home	4,584	$688,503,561.21	98.42%	7.336%	587	80.70%
Investment Property	84	7,559,180.78	1.08	8.853	602	69.03
Second Home	28	3,509,405.83	0.50	8.266	620	62.07
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

LIEN POSITIONS OF GROUP III HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
First Lien	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

DOCUMENTATION TYPES OF GROUP III HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Full Documentation	4,221	$616,742,504.08	88.16%	7.411%	581	81.72%
Stated Income	423	71,441,841.27	10.21	6.963	632	71.46
Limited Documentation	52	11,387,802.47	1.63	6.887	629	69.99
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

CREDIT GRADES OF GROUP III HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
A+	411	$72,575,882.89	10.37%	6.201%	644	79.00%
A1	1,645	279,775,412.64	39.99	6.739	616	80.81
A2	1,350	189,162,934.81	27.04	7.667	564	83.17
B	795	98,903,245.30	14.14	8.309	533	79.82
C1	310	37,544,710.70	5.37	8.968	548	74.80
C2	185	21,609,961.48	3.09	9.365	539	70.59
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

ORIGINAL CREDIT SCORES OF GROUP III HOME EQUITY LOANS(1)

Range of Credit Scores(2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Not Available(3)	1	$80,500.00	0.01%	7.150%	0	70.00%
451 - 475	2	282,367.47	0.04	7.398	472	78.57
476 - 500	38	5,589,912.13	0.80	8.875	494	76.68
501 - 525	652	79,016,739.59	11.30	8.528	513	79.52
526 - 550	881	122,961,279.02	17.58	8.036	538	82.59
551 - 575	701	96,606,036.35	13.81	7.696	563	82.04
576 - 600	776	120,202,914.57	17.18	7.036	588	80.46
601 - 625	668	112,947,496.32	16.15	6.911	612	79.90
626 - 650	479	76,910,632.16	10.99	6.630	637	78.95
651 - 675	283	48,964,881.53	7.00	6.530	661	79.59
676 - 700	129	22,257,702.15	3.18	6.395	687	79.18
701 - 725	46	6,810,651.25	0.97	6.669	710	74.19
726 - 750	20	3,197,262.61	0.46	6.441	736	75.65
751 - 775	11	1,462,913.53	0.21	6.542	762	75.17
776 - 800	8	2,203,640.06	0.31	6.467	789	85.35
801 - 806	1	77,219.08	0.01	8.050	806	80.49
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

(1)

The weighted average Original Credit Score of the Group III Home Equity Loans (excluding Group III Home Equity Loans for which a credit score is not available) is approximately 587.

(2)

The statistical credit score based on the borrower’s historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "Not Available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP III HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
2/28 ARM	3,534	$500,415,302.80	71.53%	7.564%	580	80.03%
2/28 ARM I/O	257	66,587,049.39	9.52	6.367	627	81.56
3/27 ARM	738	98,998,892.68	14.15	7.298	582	81.74
3/27 ARM I/O	138	27,496,262.73	3.93	6.359	630	81.64
5/25 ARM	13	2,420,142.97	0.35	5.960	628	83.20
6-Month ARM	16	3,654,497.25	0.52	7.002	571	77.55
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

PREPAYMENT PENALTIES OF GROUP III HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Prepayment Penalty	2,894	$445,810,609.42	63.73%	7.196%	585	81.09%
No Prepayment Penalty	1,802	253,761,538.40	36.27	7.639	590	79.41
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

PURPOSE OF GROUP III HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance	Wtd. Avg. Coupon Rate	Wtd. Avg. Original Credit Score	Wtd. Avg. LTV
Cash Out Refinance	3,287	$466,233,358.82	66.65%	7.418%	583	78.79%
Rate / Term Refinance	936	149,480,408.75	21.37	7.418	583	83.53
Purchase	473	83,858,380.25	11.99	6.906	614	84.41
Total	4,696	$699,572,147.82	100.00%	7.357%	587	80.48%

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

BOND SUMMARY (TO CALL / MATURITY)

Class AF-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.89	1.39	1.00	0.84	0.69	0.59
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	48	34	23	19	14	12
Payment Windows (mos.)	1 - 48	1 - 34	1 - 23	1 - 19	1 - 14	1 - 12
Class AF-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.89	1.39	1.00	0.84	0.69	0.59
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	48	34	23	19	14	12
Payment Windows (mos.)	1 - 48	1 - 34	1 - 23	1 - 19	1 - 14	1 - 12

Class AF-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.92	3.46	2.20	1.75	1.36	1.12
First Principal Payment Date	48	34	23	19	14	12
Last Principal Payment Date	70	48	30	24	18	15
Payment Windows (mos.)	1 - 70	1 - 48	1 - 30	1 - 24	1 - 18	1 - 15
Class AF-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.92	3.46	2.20	1.75	1.36	1.12
First Principal Payment Date	48	34	23	19	14	12
Last Principal Payment Date	70	48	30	24	18	15
Payment Windows (mos.)	1 - 70	1 - 48	1 - 30	1 - 24	1 - 18	1 - 15

Class AF-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.83	4.63	3.00	2.13	1.68	1.36
First Principal Payment Date	70	48	30	24	18	15
Last Principal Payment Date	97	63	51	26	22	18
Payment Windows (mos.)	1 - 97	1 - 63	1 - 51	1 - 26	1 - 22	1 - 18
Class AF-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.83	4.63	3.00	2.13	1.68	1.36
First Principal Payment Date	70	48	30	24	18	15
Last Principal Payment Date	97	63	51	26	22	18
Payment Windows (mos.)	1 - 97	1 - 63	1 - 51	1 - 26	1 - 22	1 - 18

BOND SUMMARY (TO CALL / MATURITY)

Class AF-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	11.41	7.61	5.00	2.28	1.85	1.53
First Principal Payment Date	97	63	51	26	22	18
Last Principal Payment Date	166	113	80	29	23	19
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 29	1 - 23	1 - 19
Class AF-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	11.60	7.88	5.00	2.28	1.85	1.53
First Principal Payment Date	97	63	51	26	22	18
Last Principal Payment Date	191	139	81	29	23	19
Payment Windows (mos.)	1 - 191	1 - 139	1 - 81	1 - 29	1 - 23	1 - 19

Class AF-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	13.84	9.42	6.67	2.50	1.92	1.63
First Principal Payment Date	166	113	80	29	23	19
Last Principal Payment Date	166	113	80	31	23	20
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 31	1 - 23	1 - 20
Class AF-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	20.67	15.55	10.54	2.50	1.92	1.63
First Principal Payment Date	191	139	81	29	23	19
Last Principal Payment Date	321	252	183	31	23	20
Payment Windows (mos.)	1 - 321	1 - 252	1 - 183	1 - 31	1 - 23	1 - 20

Class AF-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.23	7.22	6.03	2.65	1.96	1.69
First Principal Payment Date	37	38	50	31	23	20
Last Principal Payment Date	166	113	80	33	24	21
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 33	1 - 24	1 - 21
Class AF-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	8.30	7.47	6.76	2.65	1.96	1.69
First Principal Payment Date	37	38	50	31	23	20
Last Principal Payment Date	319	249	181	33	24	21
Payment Windows (mos.)	1 - 319	1 - 249	1 - 181	1 - 33	1 - 24	1 - 21

BOND SUMMARY (TO CALL / MATURITY)

Class AV-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	3.88	2.62	1.88	1.17	0.95	0.78
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	166	113	80	26	22	18
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 26	1 - 22	1 - 18
Class AV-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	4.05	2.72	1.97	1.17	0.95	0.78
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	293	215	159	26	22	18
Payment Windows (mos.)	1 - 293	1 - 215	1 - 159	1 - 26	1 - 22	1 - 18

Class AV-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.60	1.20	1.00	0.76	0.63	0.54
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	39	26	22	16	12	10
Payment Windows (mos.)	1 - 39	1 - 26	1 - 22	1 - 16	1 - 12	1 - 10
Class AV-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	1.60	1.20	1.00	0.76	0.63	0.54
First Principal Payment Date	1	1	1	1	1	1
Last Principal Payment Date	39	26	22	16	12	10
Payment Windows (mos.)	1 - 39	1 - 26	1 - 22	1 - 16	1 - 12	1 - 10

Class AV-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	6.98	4.48	3.00	1.74	1.40	1.11
First Principal Payment Date	39	26	22	16	12	10
Last Principal Payment Date	166	113	80	25	21	17
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 25	1 - 21	1 - 17
Class AV-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	7.14	4.55	3.07	1.74	1.40	1.11
First Principal Payment Date	39	26	22	16	12	10
Last Principal Payment Date	224	146	109	25	21	17
Payment Windows (mos.)	1 - 224	1 - 146	1 - 109	1 - 25	1 - 21	1 - 17

BOND SUMMARY (TO CALL / MATURITY)

Class AV-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	13.84	9.42	6.67	2.13	1.79	1.43
First Principal Payment Date	166	113	80	25	21	17
Last Principal Payment Date	166	113	80	26	22	18
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 26	1 - 22	1 - 18
Class AV-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	21.89	14.81	11.07	2.13	1.79	1.43
First Principal Payment Date	224	146	109	25	21	17
Last Principal Payment Date	304	223	165	26	22	18
Payment Windows (mos.)	1 - 304	1 - 223	1 - 165	1 - 26	1 - 22	1 - 18

Class M-1 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.86	3.87	2.33	1.87
First Principal Payment Date	52	38	46	33	24	21
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-1 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.04	6.81	5.36	6.55	3.71	2.60
First Principal Payment Date	52	38	46	33	24	21
Last Principal Payment Date	289	213	153	125	88	66
Payment Windows (mos.)	1 - 289	1 - 213	1 - 153	1 - 125	1 - 88	1 - 66

Class M-2 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.73	4.17	2.75	2.17
First Principal Payment Date	52	38	43	50	33	26
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-2 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	10.01	6.79	5.22	5.27	3.97	3.23
First Principal Payment Date	52	38	43	54	39	32
Last Principal Payment Date	280	205	147	97	67	50
Payment Windows (mos.)	1 - 280	1 - 205	1 - 147	1 - 97	1 - 67	1 - 50

BOND SUMMARY (TO CALL / MATURITY)

Class M-3 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.66	4.15	2.75	2.17
First Principal Payment Date	52	37	42	48	33	26
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-3 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.99	6.76	5.13	4.54	3.22	2.57
First Principal Payment Date	52	37	42	48	34	28
Last Principal Payment Date	270	195	140	92	63	47
Payment Windows (mos.)	1 - 270	1 - 195	1 - 140	1 - 92	1 - 63	1 - 47

Class M-4 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.62	3.93	2.71	2.17
First Principal Payment Date	52	37	41	44	31	26
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-4 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.96	6.73	5.07	4.23	2.94	2.36
First Principal Payment Date	52	37	41	44	31	26
Last Principal Payment Date	262	188	134	88	60	45
Payment Windows (mos.)	1 - 262	1 - 188	1 - 134	1 - 88	1 - 60	1 - 45

Class M-5 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.59	3.73	2.55	2.11
First Principal Payment Date	52	37	40	42	29	25
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-5 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.92	6.70	5.01	4.02	2.76	2.26
First Principal Payment Date	52	37	40	42	29	25
Last Principal Payment Date	252	180	128	84	57	43
Payment Windows (mos.)	1 - 252	1 - 180	1 - 128	1 - 84	1 - 57	1 - 43

BOND SUMMARY (TO CALL / MATURITY)

Class M-6 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.56	3.58	2.43	2.05
First Principal Payment Date	52	37	39	40	27	24
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-6 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.86	6.65	4.95	3.85	2.61	2.18
First Principal Payment Date	52	37	39	40	27	24
Last Principal Payment Date	243	171	122	79	54	41
Payment Windows (mos.)	1 - 243	1 - 171	1 - 122	1 - 79	1 - 54	1 - 41

Class M-7 (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.54	3.46	2.34	2.00
First Principal Payment Date	52	37	38	38	26	23
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class M-7 (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.77	6.58	4.88	3.69	2.49	2.11
First Principal Payment Date	52	37	38	38	26	23
Last Principal Payment Date	229	160	114	73	50	38
Payment Windows (mos.)	1 - 229	1 - 160	1 - 114	1 - 73	1 - 50	1 - 38

Class B (To Call)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.14	6.12	4.52	3.37	2.31	1.98
First Principal Payment Date	52	37	38	36	25	22
Last Principal Payment Date	166	113	80	50	33	26
Payment Windows (mos.)	1 - 166	1 - 113	1 - 80	1 - 50	1 - 33	1 - 26
Class B (To Maturity)
FRM PPC / ARM PPC	50% / 50%	75% / 75%	115% / 100%	150 / 150%	200% / 200%	250% / 250%
Average Life (yrs.)	9.60	6.45	4.76	3.53	2.42	2.05
First Principal Payment Date	52	37	38	36	25	22
Last Principal Payment Date	214	148	105	67	45	34
Payment Windows (mos.)	1 - 214	1 - 148	1 - 105	1 - 67	1 - 45	1 - 34

Net WAC Rate related to the Group II Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	4/25/2005	N/A	N/A	42	9/25/2008	11.33%	11.33%
2	5/25/2005	6.69%	9.00%	43	10/25/2008	11.70%	11.70%
3	6/25/2005	6.47%	9.00%	44	11/25/2008	11.33%	11.33%
4	7/25/2005	6.69%	9.00%	45	12/25/2008	11.70%	11.70%
5	8/25/2005	6.48%	9.00%	46	1/25/2009	11.33%	11.33%
6	9/25/2005	6.48%	9.00%	47	2/25/2009	12.32%	12.32%
7	10/25/2005	6.70%	9.00%	48	3/25/2009	13.65%	13.65%
8	11/25/2005	6.48%	9.00%	49	4/25/2009	12.32%	12.32%
9	12/25/2005	6.70%	9.00%	50	5/25/2009	12.74%	12.74%
10	1/25/2006	6.48%	9.00%	51	6/25/2009	12.32%	12.32%
11	2/25/2006	6.48%	9.00%	52	7/25/2009	12.74%	12.74%
12	3/25/2006	7.18%	9.00%	53	8/25/2009	13.05%	13.05%
13	4/25/2006	6.49%	9.00%	54	9/25/2009	13.05%	13.05%
14	5/25/2006	6.70%	9.00%	55	10/25/2009	13.49%	13.49%
15	6/25/2006	6.49%	9.00%	56	11/25/2009	13.05%	13.05%
16	7/25/2006	6.70%	9.00%	57	12/25/2009	13.49%	13.49%
17	8/25/2006	6.49%	9.00%	58	1/25/2010	13.05%	13.05%
18	9/25/2006	6.49%	9.00%	59	2/25/2010	13.20%	13.20%
19	10/25/2006	6.71%	9.00%	60	3/25/2010	14.62%	14.62%
20	11/25/2006	6.49%	9.00%	61	4/25/2010	13.21%	13.21%
21	12/25/2006	6.71%	9.00%	62	5/25/2010	13.65%	13.65%
22	1/25/2007	6.49%	9.00%	63	6/25/2010	13.21%	13.21%
23	2/25/2007	8.17%	9.00%	64	7/25/2010	13.65%	13.65%
24	3/25/2007	9.05%	9.05%	65	8/25/2010	13.21%	13.21%
25	4/25/2007	8.18%	9.00%	66	9/25/2010	13.21%	13.21%
26	5/25/2007	8.45%	9.00%	67	10/25/2010	13.65%	13.65%
27	6/25/2007	8.18%	9.00%	68	11/25/2010	13.21%	13.21%
28	7/25/2007	8.45%	9.00%	69	12/25/2010	13.65%	13.65%
29	8/25/2007	9.00%	9.00%	70	1/25/2011	13.21%	13.21%
30	9/25/2007	9.01%	9.01%	71	2/25/2011	13.21%	13.21%
31	10/25/2007	9.31%	9.31%	72	3/25/2011	14.63%	14.63%
32	11/25/2007	9.01%	9.01%	73	4/25/2011	13.21%	13.21%
33	12/25/2007	9.31%	9.31%	74	5/25/2011	13.65%	13.65%
34	1/25/2008	9.01%	9.01%	75	6/25/2011	13.21%	13.21%
35	2/25/2008	10.31%	10.31%	76	7/25/2011	13.65%	13.65%
36	3/25/2008	11.03%	11.03%	77	8/25/2011	13.21%	13.21%
37	4/25/2008	10.32%	10.32%	78	9/25/2011	13.21%	13.21%
38	5/25/2008	10.67%	10.67%	79	10/25/2011	13.65%	13.65%
39	6/25/2008	10.32%	10.32%	80	11/25/2011	13.21%	13.21%
40	7/25/2008	10.67%	10.67%
41	8/25/2008	11.32%	11.32%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 2.620% and 3.112%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 2.620% and 3.112%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

Net WAC Rate related to the Group III Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	4/25/2005	N/A	N/A	42	9/25/2008	11.61%	11.61%
2	5/25/2005	6.85%	9.00%	43	10/25/2008	11.99%	11.99%
3	6/25/2005	6.63%	9.00%	44	11/25/2008	11.61%	11.61%
4	7/25/2005	6.85%	9.00%	45	12/25/2008	11.99%	11.99%
5	8/25/2005	6.63%	9.00%	46	1/25/2009	11.63%	11.63%
6	9/25/2005	6.63%	9.00%	47	2/25/2009	12.51%	12.51%
7	10/25/2005	6.85%	9.00%	48	3/25/2009	13.86%	13.86%
8	11/25/2005	6.63%	9.00%	49	4/25/2009	12.52%	12.52%
9	12/25/2005	6.85%	9.00%	50	5/25/2009	12.93%	12.93%
10	1/25/2006	6.63%	9.00%	51	6/25/2009	12.52%	12.52%
11	2/25/2006	6.63%	9.00%	52	7/25/2009	12.96%	12.96%
12	3/25/2006	7.35%	9.00%	53	8/25/2009	13.23%	13.23%
13	4/25/2006	6.63%	9.00%	54	9/25/2009	13.24%	13.24%
14	5/25/2006	6.86%	9.00%	55	10/25/2009	13.68%	13.68%
15	6/25/2006	6.63%	9.00%	56	11/25/2009	13.24%	13.24%
16	7/25/2006	6.86%	9.00%	57	12/25/2009	13.68%	13.68%
17	8/25/2006	6.64%	9.00%	58	1/25/2010	13.24%	13.24%
18	9/25/2006	6.64%	9.00%	59	2/25/2010	13.36%	13.36%
19	10/25/2006	6.86%	9.00%	60	3/25/2010	14.79%	14.79%
20	11/25/2006	6.64%	9.00%	61	4/25/2010	13.36%	13.36%
21	12/25/2006	6.86%	9.00%	62	5/25/2010	13.81%	13.81%
22	1/25/2007	6.69%	9.00%	63	6/25/2010	13.36%	13.36%
23	2/25/2007	8.27%	9.00%	64	7/25/2010	13.81%	13.81%
24	3/25/2007	9.26%	9.26%	65	8/25/2010	13.36%	13.36%
25	4/25/2007	8.36%	9.00%	66	9/25/2010	13.36%	13.36%
26	5/25/2007	8.64%	9.00%	67	10/25/2010	13.81%	13.81%
27	6/25/2007	8.36%	9.00%	68	11/25/2010	13.36%	13.36%
28	7/25/2007	8.67%	9.00%	69	12/25/2010	13.81%	13.81%
29	8/25/2007	9.17%	9.17%	70	1/25/2011	13.36%	13.36%
30	9/25/2007	9.22%	9.22%	71	2/25/2011	13.37%	13.37%
31	10/25/2007	9.53%	9.53%	72	3/25/2011	14.80%	14.80%
32	11/25/2007	9.22%	9.22%	73	4/25/2011	13.37%	13.37%
33	12/25/2007	9.53%	9.53%	74	5/25/2011	13.81%	13.81%
34	1/25/2008	9.25%	9.25%	75	6/25/2011	13.37%	13.37%
35	2/25/2008	10.52%	10.52%	76	7/25/2011	13.81%	13.81%
36	3/25/2008	11.32%	11.32%	77	8/25/2011	13.37%	13.37%
37	4/25/2008	10.59%	10.59%	78	9/25/2011	13.37%	13.37%
38	5/25/2008	10.95%	10.95%	79	10/25/2011	13.81%	13.81%
39	6/25/2008	10.59%	10.59%	80	11/25/2011	13.37%	13.37%
40	7/25/2008	10.98%	10.98%
41	8/25/2008	11.56%	11.56%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 2.620% and 3.112%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 2.620% and 3.112%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates
Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	4/25/2004	N/A	N/A	42	9/25/2007	11.56%	11.56%
2	5/25/2004	6.83%	9.00%	43	10/25/2007	11.95%	11.95%
3	6/25/2004	6.61%	8.99%	44	11/25/2007	11.56%	11.56%
4	7/25/2004	6.83%	9.00%	45	12/25/2007	11.95%	11.95%
5	8/25/2004	6.61%	8.99%	46	1/25/2008	11.59%	11.59%
6	9/25/2004	6.61%	8.99%	47	2/25/2008	12.48%	12.48%
7	10/25/2004	6.83%	8.99%	48	3/25/2008	13.83%	13.83%
8	11/25/2004	6.61%	8.99%	49	4/25/2008	12.49%	12.49%
9	12/25/2004	6.83%	8.99%	50	5/25/2008	12.90%	12.90%
10	1/25/2005	6.61%	8.99%	51	6/25/2008	12.49%	12.49%
11	2/25/2005	6.62%	8.99%	52	7/25/2008	12.93%	12.93%
12	3/25/2005	7.33%	9.00%	53	8/25/2008	13.20%	13.20%
13	4/25/2005	6.62%	8.99%	54	9/25/2008	13.21%	13.21%
14	5/25/2005	6.84%	8.99%	55	10/25/2008	13.65%	13.65%
15	6/25/2005	6.62%	8.99%	56	11/25/2008	13.21%	13.21%
16	7/25/2005	6.84%	8.99%	57	12/25/2008	13.65%	13.65%
17	8/25/2005	6.62%	8.99%	58	1/25/2009	13.21%	13.21%
18	9/25/2005	6.63%	8.99%	59	2/25/2009	13.34%	13.34%
19	10/25/2005	6.85%	8.99%	60	3/25/2009	14.77%	14.77%
20	11/25/2005	6.63%	8.99%	61	4/25/2009	13.34%	13.34%
21	12/25/2005	6.85%	8.99%	62	5/25/2009	13.78%	13.78%
22	1/25/2006	6.67%	8.99%	63	6/25/2009	13.34%	13.34%
23	2/25/2006	8.25%	8.99%	64	7/25/2009	13.78%	13.78%
24	3/25/2006	9.22%	9.22%	65	8/25/2009	13.34%	13.34%
25	4/25/2006	8.32%	8.99%	66	9/25/2009	13.34%	13.34%
26	5/25/2006	8.60%	8.99%	67	10/25/2009	13.78%	13.78%
27	6/25/2006	8.32%	8.98%	68	11/25/2009	13.34%	13.34%
28	7/25/2006	8.63%	8.99%	69	12/25/2009	13.78%	13.78%
29	8/25/2006	9.13%	9.13%	70	1/25/2010	13.34%	13.34%
30	9/25/2006	9.17%	9.17%	71	2/25/2010	13.34%	13.34%
31	10/25/2006	9.47%	9.47%	72	3/25/2010	14.77%	14.77%
32	11/25/2006	9.17%	9.17%	73	4/25/2010	13.34%	13.34%
33	12/25/2006	9.47%	9.47%	74	5/25/2010	13.79%	13.79%
34	1/25/2007	9.19%	9.19%	75	6/25/2010	13.34%	13.34%
35	2/25/2007	10.45%	10.45%	76	7/25/2010	13.79%	13.79%
36	3/25/2007	11.24%	11.24%	77	8/25/2010	13.34%	13.34%
37	4/25/2007	10.51%	10.51%	78	9/25/2010	13.34%	13.34%
38	5/25/2007	10.89%	10.89%	79	10/25/2010	13.79%	13.79%
39	6/25/2007	10.55%	10.55%	80	11/25/2010	13.34%	13.34%
40	7/25/2007	10.93%	10.93%
41	8/25/2007	11.53%	11.53%

(1)

Assumes One-Month LIBOR and Six-Month LIBOR equal 2.620% and 3.112%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter.

(2)

Assumes (i) One-Month LIBOR and Six-Month LIBOR equal 2.620% and 3.112%, respectively, in period one and instantaneously increase to 20.00% in period two and remain constant at 20.00% thereafter and (ii) payments are received under the Cap Agreement.

BREAKEVEN CDR TABLE

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% Fixed Rate Mortgage PPC for Fixed Rate Mortgages and 100% Adjustable Rate Mortgage PPC for Adjustable Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	28.64	20.99%	31.51	22.22%
Class M-2	22.90	18.20%	25.55	19.54%
Class M-3	19.74	16.47%	22.27	17.86%
Class M-4	17.12	14.89%	19.53	16.34%
Class M-5	15.02	13.53%	17.35	15.03%
Class M-6	12.80	11.99%	15.04	13.54%
Class M-7	11.04	10.67%	13.21	12.27%
Class B	9.32	9.31%	11.37	10.92%